                                                              PRELIMINARY COPY

                   PANAX PHARMACEUTICAL COMPANY, LTD.


_____________, 1997

Dear Shareholder:

            You are cordially invited to attend the Special Meeting of Shareholders of Panax Pharmaceutical Company, Ltd. ("Panax") to be held on Wednesday, July 23, 1997, at 10 a.m. at the offices of the Company, 425 Park Avenue, 27th Floor, New York, New York.

            At this meeting, you will be asked to consider and vote upon (i) a proposal to amend Panax's Certificate of Incorporation to change the name of the Company to "Inkine Pharmaceutical Company, Inc.," and to change the authorized capital stock by creating a class of Preferred Stock, par value $.0001 per share, of 5,000,000 shares and increasing the number of authorized shares of Common Stock, par value $.0001 per share, from 12,000,000 to 50,000,000 shares, (ii) a proposal to increase the number of shares of Common Stock subject to the 1993 Stock Option Plan to 4,200,000 and (iii) a proposal to approve the adoption of the 1997 Consultant Stock Option Plan which relates to 2,500,000 shares of the Common Stock of the Company.

            The proposals arise from the redirection of the focus of Panax's operations to the acquisition of proprietary rights or licenses to commercially promising drug candidates and platform technologies under development which will require the issuance of shares, or rights or options to acquire shares, of capital stock of the Company to sellers or licensors, qualified employees and consultants and financiers.

            You are entitled to vote all shares of Common Stock registered in your name at the close of business on June 30, 1997.

            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

            We hope that you will find it convenient to attend the meeting.

                                                 Sincerely,



                                                 Dr. Taffy Williams
                                                 Chairman and
                                                 Chief Executive Officer

                                                              PRELIMINARY COPY

                  PANAX PHARMACEUTICAL COMPANY, LTD.
                     425 PARK AVENUE, 27TH FLOOR
                       NEW YORK, NEW YORK 10022

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          July 23, 1997

To the Shareholders:

            NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Panax Pharmaceutical Company, Ltd. ("Panax") will be held on Wednesday, July 23, 1997, at 10 A.M. (E.D.T.) at the offices of the Company, 425 Park Avenue, 27th Floor, New York, New York 10022. At the Special Meeting, the shareholders of the Company will be asked to consider and vote upon the following proposals:

            1. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Inkine Pharmaceutical Company, Inc.", increase the number of authorized shares of Common Stock, par value $.0001 per share to 50,000,000 shares and to authorize a class of 5,000,000 shares of Preferred Stock, par value $.0001 per share.

            2. To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock under the plan to 4,200,000.

            3. To approve the adoption of the 1997 Consultant Stock Option Plan which relates to 2,500,000 shares of Common Stock.

            4. To transact such other business as properly may come before the Special Meeting or any adjournments thereof.

            The Board of Directors of the Company has fixed the close of business on June 30, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment. You are entitled to vote all shares of Common Stock registered in your name at the close of business on such date.

            YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN THE ENCLOSED PROXY, WHICH IS
SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN

IT IN THE ACCOMPANYING ENVELOPE (FOR WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING.

                                          By Order of the Board of Directors,


                                          Dr. Taffy Williams
                                          Chairman and
                                          Chief Executive Officer

__________ __, 1997
New York, New York

                                                              PRELIMINARY COPY


                      PANAX PHARMACEUTICAL COMPANY, LTD.
                         425 Park Avenue, 27th Floor
                          New York, New York 10022

                               PROXY STATEMENT



                       SPECIAL MEETING OF SHAREHOLDERS
                         To be held on July 23, 1997

            Your proxy is solicited by the Board of Directors (the "Board") of Panax Pharmaceutical Company, Ltd. ("Panax" or the "Company") in connection with the Special Meeting of Shareholders of the Company to be held on Wednesday, July 23, 1997, at 10:00 A.M. (E.D.T.) at the offices of Panax, 425 Park Avenue, 27th Floor, New York, New York 10022 and any postponement or adjournment thereof (the "Special Meeting").

            Panax has authorized one class of voting securities, Common Stock, par value $.0001 per share ("Common Stock"). There were 3,326,512 shares of Common Stock issued and outstanding at the close of business on June 30, 1997 (the "Record Date"). All shareholders of record of the Common Stock at the close of business on the Record Date will be entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote.

            If the accompanying proxy is properly executed, returned to Panax in time to be voted at the Special Meeting, and not revoked, the shares of Common Stock represented thereby will be voted in accordance with the instructions marked on the proxy. Unless contrary instructions are given, the persons designated as proxy holders in the proxy will vote FOR the following proposals:

            1. To approve an amendment to the Company's Certificate of Incorporation to (i) change the name of Panax to "Inkine Pharmaceutical Company, Inc.," and (ii) change the authorized capital stock of the Company to create a class of 5,000,000 shares of Preferred Stock, par value $.0001 per share, and increase the number of authorized shares of Common Stock from 12,000,000 to 50,000,000, with the same par value of $.0001 per share.

            2. To approve an amendment to the 1993 Stock Option Plan to increase the number of shares available under the plan to 4,200,000; and

            3. To approve the adoption of the 1997 Consultant Stock Option Plan relating to 2,500,000 shares of Common Stock.

            Any shareholder giving a proxy has the right to attend the Special Meeting and vote his or her shares of Common Stock in person (thereby revoking any prior proxy) and also has the right to revoke a previously granted proxy at any time before it is exercised by written notice filed with the Secretary of the Company. Attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy.

            The Proxy Statement and the accompanying form of proxy and Notice of Meeting and a copy of each of Panax's Annual Report on Form 10-KSB for the year ended June 30, 1996 and Quarterly Report on Form 10-QSB for the three months ended March 31, 1997 are being mailed on or about July 2, 1997 to the Company's shareholders of the Record Date.

            In addition to solicitation by mail, officers, directors ("Directors") and employees of Panax may solicit proxies by telephone, telecopy and personal contact. All costs of solicitation, including printing and mailing of this Proxy Statement and accompanying materials, reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Company's Common Stock, and supplementary solicitations to submit proxies, if any, will be borne by Panax.

QUORUM AND VOTING REQUIREMENTS

            The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum.

            Approval of the proposal to amend the Certification of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding. Abstentions and indications by brokers that they do not have authority to vote certain shares will have the effect of a negative vote on such proposal.

            Approval of each of the proposals to amend the 1993 Stock Option Plan and to adopt the 1997 Consultant Stock Option Plan requires the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting. Abstentions will have the effect of negative votes, but if a broker indicates that it does not have authority to vote certain shares of Common Stock, those votes will not be considered as shares present and entitled to vote at the Special Meeting with respect to such matters and will not be counted toward the outcome of the vote.

                             PRINCIPAL SHAREHOLDERS

            The following table sets forth information with respect to the beneficial ownership of shares of Common Stock as of May 31, 1997, of each shareholder of Panax known to Panax to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, and all executive officers and Directors as a group. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other person. Under such rules, "beneficial ownership" includes shares as to which the undersigned has sole or shared voting power or investment power and shares which the undersigned has the right to acquire within 60 days of May 31, 1997 through the exercise of any stock option or warrant. Unless otherwise indicated, the named person has sole investment and voting power with respect to the shares set forth in the table.

                                                            Number of Shares                                Percentage of
Name and Address                                            Beneficially Owned (1)                          Outstanding Shares
----------------                                            ------------------                              ------------------

Taffy James Williams *                                      179,000(2)                                      4.9%


Tanya Akimova *                                             222,995 (3)                                     5.5%

All Directors and Executive
Officers as a Group (5 persons)                             742,995 (4)                                     21.2%


----------------------


*           His or her address is c/o Panax, 425 Park Avenue, New York, New
            York 10022.


(1) Unless otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Includes 170,000 shares subject to options and 5,000 shares subject to warrants exercisable within 60 days of May 31, 1997.

(3) Includes 8,334 shares subject to options exercisable within 60 days of May 31, 1997 and 40,000 shares owned by her husband, as to which shares she disclaims beneficial ownership.

(4) Includes 183,334 shares subject to options and warrants exercisable within 60 days and 220,000 shares owned by spouses as to which beneficial ownership has been disclaimed and 60,000 shares owned by minor children.

                            PROPOSAL TO AMEND THE
                          CERTIFICATE OF INCORPORATION

            The Board of Directors of the Company has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation, changing the name of the Company to "InKine Pharmaceuticals Inc.", increasing the authorized shares of Common Stock, par value at $.0001 per share, from 12,000,000 to 50,000,000 shares and authorizing a class of 5,000,000 shares of Preferred Stock, par value $.0001.

            The Board of Directors believes the amendment, if approved, will enhance the Company's efforts to change the focus of its operations from the discovery and development of new pharmaceutical compounds identified and isolated from plants located principally in the Commonwealth of Independent States to the acquisition and development of proprietary rights to pharmaceutical drug and platform technologies under development. In connection with this redirection, the Company has entered into and plans to seek to enter into agreements to acquire or license the proprietary rights to pharmaceutical products and technologies which the Company believes are promising candidates for commercially successful development. To effect such acquisitions and licenses and to attract and retain the services of qualified persons to assist in their development and the location and evaluation of other promising compounds and technologies for possible acquisition or license, the Company in many instances will be required to issue to the owners or holders of such rights and to consultants and employees shares of capital stock or rights, options, or, warrants to acquire shares of capital stock in the Company in addition to cash payments. Additional shares and options and warrants may also be required to be issued to finance acquisitions, development, promotion and marketing.

COMMON STOCK

            As of May 31, 1997, the Company had outstanding 3,326,512 shares of Common Stock. In addition there was reserved for issuance: (i) 1,264,615 shares upon exercise of the outstanding Redeemable Common Stock Purchase Warrants which are currently exercisable on or prior to April 27, 1998 at $6.84 per share and which were issued along with shares of Common Stock as part of the Units constituting the Company's public offering on January 1995 (the "IPO Warrants"); (ii) 215,000 shares upon exercise of an option expiring January 2000 granted to the underwriter of the Company's initial public offering to purchase 107,500 Units at a price of $7.33 per Unit, each consisting of one share and one IPO Warrant; (iii) 320,000 shares upon exercise on or prior to October 2, 2000 of a warrant issued to a financial consultant at a price of $1.00 per share, (iv) 1,424,500 shares upon exercise of options outstanding under the Company's 1993 Stock Option Plan with the number of shares to be reserved under the Plan to increase to 4,200,000 shares if the proposed amendment to the 1993 Stock Option Plan is approved, and (v) 2,500,000 shares upon exercise of options to be granted under the 1997 Consultant Stock Option Plan if approved at this Meeting. See "Proposal to Amend the 1993 Stock Option Plan"; "Proposal to Approve the Consultant Stock Option Plan" and "Executive Compensation" for further information.

            The Company has obtained a world-wide exclusive license as to a purgative tablet under development (the "Purgative Product") and has agreed in principle pursuant to letters of intent to enter into agreements to acquire two privately held development stage pharmaceutical companies, CorBec Pharmaceuticals, Inc. ("CorBec") and Sangen Pharmaceutical Inc. ("Sangen"). The acquisitions are to be subject, among other things, to the execution of definitive agreements which are to provide for payments of cash and issuance by the Company of shares of Common Stock and options to purchase additional shares of Common Stock. The license and the acquisitions are to be subject to the successful consummation by the Company of certain levels of financing:
$2,000,000 as to the Purgative Product License, $8,000,000 as to the CorBec acquisition and $7,500,000 as to the Sangen acquisition; accordingly a financing of at least $8,000,000 by the Company will satisfy the financing conditions as to the license and the two proposed acquisitions.

            The Purgative Product License. In February 1997, the Company entered into an exclusive world-wide license agreement with ALW Partnership ("ALW") (consisting of Craig Aronchick, M.D., Scott H. Wright, M.D. and
William H. Lipshutz, M.D.) to develop, use, market, sell, manufacture, have manufactured and sub-license in the field of colonic purgatives or laxatives a solid dosage form of sodium phosphate salt for use as a colonic purgative or laxative (the "Purgative Product"), along with ALW's body of proprietary, technology information, trade secrets and know-how relating thereto. Panax's rights under the ALW License automatically extend to improvements developed by Panax and/or ALW which are derivative of the Purgative Product, Panax also has a right of first refusal with respect to any new products which relate to the field of use of the Product but which are not derivative of the Purgative Product. A Phase IIb clinical study was completed by Dr. Aronchick, Head of the Endoscopy Unit at Pennsylvania Hospital and Associate Professor of Medicine at Jefferson Medical College, and his colleagues. Dr. Aronchick serves as a consultant to the Company and is a member of its Scientific Advisory Board. The study enrolled 342 patients undergoing colonoscopy who were randomized to one of three purgative methods (Colyte, Fleet's Phospho-soda or sodium phosphate tablets). All three preparations in this study showed equal efficacy with respect to the quality of bowel surface cleansing. Over 10% of patients taking liquid Colyte and over 40% of patients taking liquid Fleets Phospho-soda found the taste unacceptable. Colyte and Fleet's Phospho-soda resulted in moderate to severe vomiting in 6% of the patients taking a liquid preparation compared to none taking the Purgative Product. All patients taking the Company's sodium phosphate tablets found the pills to have no taste or a pleasant taste. Almost all patients who took the Purgative Product during this study, and who had previously had liquid Colyte or liquid Fleet's Phospho-soda for prior colonoscopies, preferred the tablets for future colonoscopies. The Company intends to submit an investigational new drug application (IND) to the United States Food and Drug Administration (FDA) and expand on these clinical findings by conducting a multi-center Phase III pivotal clinical trial. It is anticipated, although there can be no assurance, that this confirmatory clinical trial could begin in the fourth quarter of 1997 and be completed in 1998.

            A U.S. patent as to the Purgative Product (covering any solid form of administration of sodium phosphate for use as a colonic cleansing agent or as a laxative) was issued on April 1, 1997. To expand its product lines under the ALW License, Panax recently filed a patent application covering alternative salt mixtures which may be utilized in place of the sodium phosphate formulation used in the Purgative Product.

            Panax paid ALW $100,000 upon execution of the License in February 1997 and is obligated, to pay ALW an additional $150,000 upon consummation of the $2,000,000 financing. Pursuant to the License and three-year consulting agreements with the partners of ALW, additional cash payments of royalties and options to purchase shares of Common Stock are to be made as follows: (i) $250,000 upon the Company's receipt of a New Drug Application (NDA) with the FDA of any product under the License; (ii) royalties of: (a) 2% on the first $5,000,000 in net sales of the Purgative Product during each calendar year;
(b) 4% on net sales of the Purgative Product above $5,000,000 and up to $10,000,000 during each calendar year; and (c) 6% on net sales of the Purgative Product above $10,000,000 during each calendar year, provided that after February 2003, in order to maintain exclusivity of the licensed rights, the Company must make minimum annual payments to the ALW of $100,000; and (iii) options exercisable at $.61 per share to purchase an aggregate of (a) 250,000 shares during the period commencing on the date of the consummation of the $2,000,000 financing and ending February 14, 2007; (b) 250,000 shares during the period commencing with the first sale of any product under the License and ending the later of February 14, 2007 or the earlier of the third anniversary of the first sale or February 14, 2010 and (c) 250,000 shares during the period which commences with the first day following the first fiscal year in which net sales of all products under the License exceeds $20,000,000 but no later than February 14, 2010. The Company is also to fund at least $1,000,000 of additional research over the course of two years commencing with the consummation of the financing.

            The options have been granted under the 1997 Consultant Stock Option Plan. If the Plan is not approved, the options will remain outstanding and the Company is obligated to register under the Securities Act of 1933, as amended, the shares subject to the options on a Form S-8 Registration Statement.

            The License is terminable by ALW if the Company: (i) fails to commit at least $1,000,000 of funding to the development of the Purgative Product for the first two years following consummation of the $2,000,000 financing, (ii) has not paid royalties by February 2003 of at least $100,000 per year,
(iii) has failed to conclude the $2,000,000 financing by November 14, 1997 or (iv) if no commercial sales of the product or "improvement" as defined have commenced by February 2005.

            No assurances can be given that the Purgative Product will be fully developed, that the required approvals from the FDA and other regulatory bodies will be obtained or that if developed and approvals are obtained that the Product will prove commercially profitable for the Company or that the issued patents or those that are obtained will provide the Company with adequate protection.

            CorBec. The agreement with respect to CorBec is to provide for the acquisition of outstanding capital stock of CorBec by means of a merger of a subsidiary of the Company into CorBec.

            Founded in 1993 by Hillman Medical Ventures to discover and develop pharmaceuticals designed to modulate the immune system by manipulating macrophage and mast cell function, CorBec has focused on developing treatments in three therapeutic areas: autoimmune disease, serious infections and asthma/allergy. The therapeutic agents which have traditionally constituted the mainstay for the treatment of autoimmune disorders are glucocorticoid hormones (typically prednisone), which inhibit macrophage Fc receptor expression but which must be administered in high dosages and/or for extended periods of time and which are accompanied by substantial side effects, including exacerbation of diabetes, hypertension, electrolyte imbalance, weight gain, osteoporosis and increased susceptibility to infection. In the case of idiopathic thrombocytopenia purpura (ITP), an autoimmune disease, from which over 100,000 patients in the United States suffer, most patients relapse after glucocorticoid treatment is tapered, and in a majority of such cases, surgical removal of the spleen is ultimately required. The CorBec technology, developed under the guidance of Alan D. Schreiber, M.D., Professor of Medicine and Assistant Dean for Research at the University of Pennsylvania School of Medicine, consists of progesterone derivatives which do not have the toxic side effects of glucocorticoid hormone treatments and which also do not have the potentially undesirable sex-organ hormonal effects normally associated with traditional progesterone and other sex hormone treatments.

            The most advanced product in the family of compounds comprising the CorBec technology is CBP-1011, a potential ITP treatment. CorBec also is in an early stage of development of CBP-2011/2012, a second generation compound of CBP-1011. CBP-1011 is an orally administered steroid analog, demonstrating steroid-like properties but without the side-effect profile commonly associated with steroids. Clinical testing to date suggests that CBP-1011 is safe and effective in the treatment of patients with ITP. After a meeting with the FDA in September 1996, Phase III pivotal trials were initiated at 15 sites in the United States. There can be no assurance, however, that the Phase III clinical trials of CBP-1011 will be successful, that, even if such trials are successful, CBP-1011 will be approved by the FDA, or that, even if it is so approved, the Company will be able obtain and maintain protection under the Orphan Drug Act with respect to the compound and successfully market it.

            The CorBec stockholders, including Dr. Schreiber, are to receive for their shares $750,000 in cash (subject to reduction by as much as $250,000 to the extent that CorBec's cash balance at the time of the acquisition is less than $250,000) and 750,000 shares of the Company's Common Stock. Additional cash payments in the aggregate amount of $16,580,000, and issuances of an aggregate of 720,000 shares of Common Stock are to be made upon the achievement, if any, of the following milestones and targets: (i) $500,000 and 180,000 shares upon the Company's receipt of a letter of approval from the FDA allowing for the commercial sale of CBP-1011; (ii) 80,000 shares following the first fiscal year net revenues from CBP-1011 sales equals or exceeds $20,000,000; (iii) $7,500,000 (payable in five equal annual installments) following the first fiscal year net revenues from CBP-1011 equals or exceeds $30,000,000; (iv) 180,000 shares following the first fiscal year net revenues from CBP-1011 sales equals or exceeds $40,000,000; (v) $500,000 and 30,000 shares upon the Company's filing of an IND with respect to CBP-2011/2012 or any other second generation compound (a "Second Drug"); (vi) $80,000 upon the successful completion of Phase II clinical trials with respect to a Second Drug; (vii) 120,000 shares of Common Stock upon the Company's filing of an NDA with respect to a Second Drug; (viii) $500,000 and 130,000 shares upon receipt of a letter of approval from the FDA allowing for the commercial sale of a Second Drug; and (ix) $7,500,000 (payable in five equal annual installments) following the first fiscal year net revenues from the Second Drug equals or exceeds $75,000,000. In addition, the Company is to enter into three-year consulting agreements with Dr. Schreiber and the Chief Executive Officer of CorBec, providing for aggregate annual consulting fees of $150,000 during the first year, $170,000 during the second year and $185,000 during the third year, and for the grant to them of five year options to purchase at the market price on the date of the CorBec acquisition an aggregate of 120,000 shares of Common Stock which become exercisable in three equal cumulative annual installments. An option to purchase an additional 200,000 shares at the market price for the five year period following FDA approval, if any, of an IND and the commencement of clinical trials with respect to a third generation compound is also to be granted to Dr. Schreiber. The agreement will require the Company to fund up to $240,000 of sponsored research over the course of three years and at least $1,000,000 to fund clinical trials of the CBP-1011.

            Sangen. The agreement with Sangen, a recently organized corporation, and Leonard S. Jacob, M.D., its sole shareholder, executive officer and director, is to provide for the acquisition of its outstanding capital stock. Sangen's sole asset is its right to acquire a world-wide exclusive license to develop, manufacture, sell, have manufactured or sub-license the technology for inhibition and prevention of tumor metastasis, specifically certain peptides invented by and a murine polyclonal antibody developed by Dr. George Tuszynski, Professor of Surgery, Medicine and Pathology at the Allegheny University of Health Science (AUHS) and his laboratory at AUHS and the TSP-1 receptor (collectively the "Thrombospondin Technology").

            Thrombospondin-1 ("TSP-1") is a large glycopeptide secreted by platelets and synthesized by many cell types including tumor cells. The Company believes that when TSP-1 binds to its receptor, tumor cell adhesion and metastasis are promoted. From this discovery, Dr. Tuszynski invented a series of peptide molecules. A patent for the molecules has been allowed in the United States. These molecules have in preclinical studies significantly reduced metastasis of a mouse tumor cell line and a human tumor cell line when injected into athymic mice. Preclinical testing is to be conducted to determine if the pharmacokinetics and safety profile warrant the introduction of this molecule into humans.

            The murine polyclonal antibody against the TSP-1 receptor was also shown to prevent or significantly reduce metastasis in athymic mice in preliminary studies. A patent application has been filed in the United States with respect to this polyclonal antibody. The Company plans to make a humanized monoclonal antibody and explore its clinical utility.

            No assurance can be given that further studies will indicate the use of the Thrombospondin Technology will prove to be successful in the inhibition of metastases, that the Company will be successful in the development of commercially or profitable pharmaceutical products from such technology or that the funds or collaboration arrangements required for such development will be available to the Company on reasonable terms.

            The agreement is to provide for the issuance in consideration for the Sangen capital stock to Dr. Jacob, who is a presently a part-time consultant to, and is to become upon the acquisition Chairman of the Board and Chief Executive Officer of, the Company under a three year employment agreement, a ten year option to purchase the greater of 1,200,000 shares of Common Stock or such number of shares of Common Stock as will equal 7 1/2% of the "Fully Diluted Capitalization" of the Company. Fully Diluted Capitalization means the sum of (i) the shares sold in the financing which is a condition to the closing, (ii) the shares to be issued in the CorBec acquisition and to acquire the license for the proprietary rights to the Thrombospondin Technology, (iv) other shares issued and outstanding on the date of the Sangen acquisition (the "Acquisition Date"), (v) Shares reserved for issuance pursuant to agreements (including shares reserved for issuance upon exercise of options granted pursuant to agreements) related to the Sangen and CorBec acquisition agreements and related consulting agreements and consulting agreements with ALW,
(vii) all other shares reserved for issuance upon exercise of options and warrants outstanding on the Acquisition Date other than IPO Warrants and the Unit Purchase Option issued to the underwriters of the initial public offering and (viii) shares issued after the Acquisition Date upon exercise of the IPO Warrants or the Unit Purchase Option. The option is exercisable as to $.61 per share with respect to 1,200,000 shares and at the market price of the Common Stock on the Acquisition Date as to the balance, if any. The option is to provide that any shares, up to a maximum of 900,000, in excess of 300,000 shares acquired by Dr. Jacob upon exercise may be repurchased by the Company at the exercise price in the event Dr. Jacobs has failed to fulfill his Employment Agreement obligations by either leaving the employ of the Company without "cause" or being terminated for "just cause" as defined during the three year period; such right however to expire at the rate of 25,000 shares for each month he was employed under the Agreement. See "Executive Compensation."

            The agreement as to the license to the proprietary rights to the Thrombospondin Technology is to provide for the issuance of (i) 125,000 shares of Common Stock and ten years options to purchase 125,000 shares to AUHS, (ii) five year options to each of AUHS and Dr. Tuszynski to purchase 125,000 shares exercisable commencing as to 62,500 shares on approval of the date of filing of the Company sponsored IND with the FDA for a compound derived from the technology and as to 62,500 shares on the date of such compound. The exercise price of the options is to be $.61 per share. In addition, the Company is to pay a royalty to AUHS of 2% of net sales of products derived from the technology and 10% of revenues of the Company from the sub-license of products incorporating the technology upon the achievement of certain milestones. The Company has further agreed to fund sponsored research in Dr. Tuszynski's laboratory at a rate of $200,000 per year for a minimum of two years; if Phase II clinical trials are completed on a product incorporating the Technology, for an additional year; and $200,000 for a fourth year upon successful completion, if any, of a Phase II clinicial trial. The Company is also to retain Dr. Tuzynski for a minimum of two years to assist in the development of the technology at a consultant fee of $50,000 per year.

            Dr. Taffy J. Williams, Chairman, President and Chief Executive Officer who is to become upon closing of the Sangen acquisition, President and Chief Operating Officer of the Company, has been granted under the 1993 Stock Option Plan in consideration of his services with respect to the proposed Sangen acquisition and the Purgative Product License, a ten year option to purchase the greater of 500,000 shares of the Company's Common Stock or such number of shares as will equal 5% of the Fully Diluted Capitalization of the Company. The exercise price as to 500,000 shares is $0.61 per share and as to the balance, if any, of the shares, is the market price of the Common Stock on the Acquisition Date. The option will not be exercisable prior to the Sangen acquisition.

            Possible Financing. To satisfy the conditions as to financing for the Purgative Product License and effect the CorBec and Sangen acquisitions as well as to fund related and other research and development and general corporate purposes, including payment of salaries of its Chief Executive Officer and Chief Operating Officer, the Company is attempting to effect a private placement of its equity for gross proceeds of up to $14,000,000. The Company has engaged Placement Agents on a best efforts basis with respect to an offering of Units consisting of shares of Common Stock and five year Warrants to purchase additional shares of Common Stock pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act") afforded by Section 4(2) and Section 506 of Regulation D thereunder. Consummation of the offering is to be subject to the sale of securities for gross proceeds of at least $8,000,000.

            No assurance can be given that the financing or any other financing can be successfully consummated, that if consummated that it will not require the issuance and reservation for issuance of a materially larger number of shares of Common Stock than indicated or that either acquisition will be consummated.

            Possible Change of Control. If the CorBec and Sangen acquisitions are effected, there will be changes in the Board of Directors and officers of the Company. The Board currently consists of five members - Dr. Taffy J. Williams; Dr. Tanya Akimova, Vice President, Research Administration; Mr. J.R. LeShufy, Vice President, Investor Relations, Mr. Bernard Nagelberg, Vice President, Finances and Dr. Leonid Shpilenya, Vice President, Russia Operations. The Board was reduced in February 1997 from eight members as a result of the resignations in February 1997 of Dr. Armen L. Takhtajan, Chairman of the Board and Mr. Norman Eisner, Vice President, Chief Financial Officer, Treasurer and Secretary from their positions as officers and directors and Mr. David Zaretsky from his position as director of the Company. If the acquisitions are effected, Dr. Akimova and Dr. Shpilenya have indicated that they will resign as directors and Mr. Nagelberg has advised he will resign as an officer and director. Dr. Leonard S. Jacob will then be appointed as Chairman of the Board and Chief Executive Officer, Dr. Williams will remain as President and become Chief Operating Officer, Jerry Weisbach, Ph.D will be appointed a director and the Board will elect at least one additional director who will not be an employee of the Company. The Company has not determined who the additional director will be.

            Dr. Jacob, age 48, the President and Chief Executive Officer of Sangen, has been since June 1996 a consultant to various biotechnology companies. From 1989 to 1996, Dr. Jacob, as a co-founder of Magainin Pharmaceuticals Inc., was employed as Chief Operating Officer and was responsible for setting Magainin's technical and operational strategy. From 1980 to 1988, Dr. Jacob was employed by SmithKline and French Laboratories where he served as Worldwide Vice President and a member of SmithKline Beacham's Corporate Management Committee. Dr. Jacob had responsibility for 500 physicians, scientists and other technical personnel and managed a budget of $50 million per year. Under his leadership, 17 IND's were successfully submitted and 4 NDA's were approved. Dr. Jacob received his medical degree from the Medical College of Pennsylvania and his Ph.D. in molecular pharmacology from the Temple University School of Medicine. He is an elected member of Alpha Omega Alpha, the National Medical Honor Society. Dr. Jacob has served on the Board of Directors of Endorex Pharmaceutical Corp., MacroMed Corp. and Orasomal Technologies, Inc. He also serves on the Board of Directors of AUHS where he is an Adjunct Professor.

            Jerry Weisbach, Ph.D, age 63, is a former Vice President of the Warner Lambert Company and President of its Pharmaceutical Research Division, where, from 1979 to 1987, he was responsible for all pharmaceutical research and development activities of the company. Prior to joining Warner Lambert in 1979, Dr. Weisbach was employed at SmithKline and French Laboratories from 1960 to 1979, where he was Vice President, Research from 1977 to 1979. From 1988 to 1994, he was Director of Technology Transfer at the Rockefeller University. Currently, Dr. Weisbach is a member of the Board of Directors at Hybridon, Neose Technologies, Cima Labs, Xytronics and Synthon. He also consults in the area of licensing and technology and serves on a number of scientific advisory boards. Dr. Weisbach received his Ph.D. in Organic Chemistry from Harvard University.

            See "Executive Compensation" for information as to the proposed employment agreements with Drs. Williams and Jacob.

PREFERRED STOCK

            The Board of Directors believes that the ability to effect acquisitions and licenses and develop market attractive pharmaceutical compounds and technologies will also be enhanced by having the flexibility to issue without shareholder approval one or more series of a class of

5,000,000 shares of Preferred Stock with such rights and limitations as to dividends, liquidation, redemption, voting and conversion as determined by the Board of Directors at the time of issuance.

            The existence of this authority, to issue such series however, could render more difficult or discourage an attempt to obtain control of the Company by means of a tender, offer, merger, proxy contest or otherwise.

            The Board has no present plan or intention to authorize the issuance of any shares of Preferred Stock.

CHANGE OF NAME

            The Board believes that in view of the change in the Company's focus the adoption of the name "InKine Pharmaceuticals, Inc." will be more descriptive of the Company's business and operations.

            A copy of the proposed amendment to the Certificate of Incorporation of the Company is set forth in Annex A.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                             PROPOSAL TO AMEND THE

                             1993 STOCK OPTION PLAN


GENERAL

            Shareholders are being asked to approve an amendment to the Company's 1993 Stock Option Plan, which as amended in December 1996 relates to 800,000 shares of Common Stock, (the "1993 Plan") to increase to 4,200,000 the number of shares subject to the 1993 Plan. The following description of the 1993 Plan is qualified in its entirety by reference to the 1993 Plan, a copy of which is attached as Annex B.

            As of May 31, 1997 options with respect to 700 shares have been exercised and options with respect to 799,300 shares are outstanding. Options with respect to at least an additional 440,807 shares have been granted subject to the approval by the shareholders of the Company of the proposed amendment. See "Executive Compensation" and "Proposal to Amend Certificate of Incorporation." The closing price of a share of Common Stock on the Nasdaq SmallCap Market on June 11, 1997 was $2.50.

            The 1993 Plan provides for the grant of options to purchase Common Stock to Directors of the Company, employees of the Company or its subsidiaries and non-employee consultants and advisors who render bona fide services to the Company or its subsidiaries. Options granted under the 1993 Plan may be incentive stock options (as defined in the Code) or non-qualified stock options.

            The Board of Directors believes that the Company's future success depends upon its ability to attract and retain the highest caliber personnel and to use their capabilities to the fullest extent possible by encouraging their dedication to the Company's interest and welfare through an opportunity to acquire a proprietary interest in the Company. The Board believes that one of the best ways to provide such opportunities is by means of stock options granted under the 1993 Plan.

ADMINISTRATION AND SUMMARY OF THE 1993 PLAN

            The 1993 Plan is administered by the Board of Directors or a committee appointed and maintained by the Board (the "Plan Administrator"), which must consist of at least three members who shall serve at the pleasure of the Board. The Plan Administrator currently is a Committee consisting of Dr. Taffy James Williams and Messrs. Bernard Nagelberg and J.R. LeShufy, current officers and Directors of the Company. If the proposed CorBec and Sangen acquisitions are consummated, the Board will reconstitute the Committee to include Dr. Weisbach and at least one other nonemployee director. See "Proposal to Amend the Certificate of Incorporation.

            The Board or the Plan Administrator has full power and authority:
(i) to designate participants; (ii) to designate Options or any portion thereof as ISOs; (iii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture;
(iv) to accelerate the right of an optionee to exercise in whole or in part any previously granted Option; and (v) to interpret the provisions and supervise the administration of the Plan.

            The Board or the Plan Administrator also has the authority to grant Options in its discretion to the holder of an outstanding Option, in addition to or in exchange for the surrender and cancellation of the outstanding Option, which additional or new Option may have a purchase price lower than provided in the outstanding Option and containing such other terms and conditions as the Board or the Plan Administrator may prescribe in accordance with the provisions of the Plan.

            All decisions and selections made by the Board or the Plan Administrator pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or Plan Administrator shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Plan Administrator relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

            The purchase price of each share subject to an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns, directly or indirectly, more than 10% of the combined voting power of all classes of stock of the Company or of any subsidiary of the Company) of the Fair Market Value of such share (as defined in the 1993 Plan) on the date the ISO is granted. The purchase price of each share subject to an Option or any portion thereof which is not designated by the Board or Committee as an ISO shall not be less than the Fair Market Value of such share on the date the Option is granted or the par value of the Company's Stock.

            The Fair Market Value of a share shall be the closing sales price on the date of grant of the Common Stock on a national securities exchange or, if not listed on an exchange, on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no sales have been effected on such date the average of the closing sale prices on the most recent three trading days preceding the date of grant on the exchange in which it is listed or on NASDAQ if not listed or admitted on an exchange or if no sales were effected on any of such markets during such trading day period, the mean between the high bid and low-asked prices on the exchange or NASDAQ on the date of grant, as the case may be. If the shares are traded in the over-the-counter market but not listed or admitted on NASDAQ, the Fair Market Value shall be the mean between the high bid and low-asked prices as quoted by the National Quotation Bureau, Inc. on the OTC Bulletin Board.

            The option price shall be payable upon the exercise of the Option in cash, by check, or, at the option of the Board or the Committee, in shares of the Company's stock (valued at their Fair Market Value) or other form satisfactory to the Board or the Committee, including a "cashless exercise". The proceeds of the sale of the Stock subject to an Option are to be added to the general funds of the Company and used for its corporate purposes.

            The Option Agreement sets forth the terms of the Option, including the period during which it must be exercised, except that no Option may be exercisable after the expiration of 10 years from the date of grant or, if an ISO and granted to a person who owns more than 10% of the voting stock of the Company at the time of grant, after the expiration of five years from the date of grant.

            Options granted under the Plan shall not be transferable by optionees other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by that optionee.

            Options granted to the Company's employees or directors may not be exercised after the termination of the term of employment of the employee or, if the optionee is a non-employee director, after service as a director, unless
(I) prior to the date of termination of employment or service, the Board or the Plan Administrator authorizes, in the relevant Option Agreement or otherwise, an extension of the term of all or part of the Option beyond the date of such termination for a period not to exceed the period during which the Option by its terms would otherwise have been exercisable, (ii) termination of employment of the optionee is without cause, in which event any Option still in force and unexpired may be exercised within a period of 90 days from the date of such termination, but only with respect to the number of shares purchasable at the time of such termination, or (iii) termination is the result of death or disability, in which event any Option still in force and unexpired may be exercised in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of termination. An Option held by a consultant or advisor may by its terms permit its exercise beyond the date of the consultancy period but not beyond the term of that option. An Option held by a non-employee consultant or advisor which is still in force and unexpired on the date of such person's death may be exercised by such person's legal representative in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of death.

            Optionees are protected against dilution, and appropriate changes will be made to the aggregate number and kind of shares available under the 1993 Plan and those subject to each outstanding option and to the exercise prices, in the event of a stock dividend, recapitalization, stock split, merger, consolidation, combination, exchange of shares or the like.

            The Board of Directors may, from time to time, adopt amendments to the 1993 Plan. The 1993 Plan may be suspended or terminated at any time by the Board, but such action shall not affect options previously granted. In the event an option, for any reason, expires or terminates unexercised, the shares subject to such option may again become available for option under the 1993 Plan. Unless sooner terminated, the 1993 Plan will terminate on August 1, 2003 after which no further options will be granted under the 1993 Plan, but outstanding options at the date of termination will not be canceled by such termination.

FEDERAL INCOME TAX TREATMENT

            Non-Qualified Stock Options

            The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("Non-Qualified Options"). This summary does not purport to cover all of the special rules, including the state or local income or other tax consequences, inherent in the ownership and exercise of Non-Qualified Options and the ownership and disposition of the underlying shares.

            An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non- Qualified Option, an individual will recognize ordinary income in an amount equal to the excess (at the time of exercise) of the fair market value of the shares of Common Stock received over the aggregate exercise price. However, if the individual is an executive officer or Director of the Company or the beneficial owner of more than ten percent of any class of equity securities of the Company, the timing of recognition of income (and the determination of the amount thereof) under certain circumstances possibly may be deferred for a period following the exercise of a Non-Qualified Option (the "Deferral Period"), unless the individual files a written election with the IRS, within 30 days after the date of exercise, to include in income the excess (on the date of exercise) of the fair market value of the shares of Common Stock received over the aggregate exercise price.

            An individual's tax basis in the shares of Common Stock received upon the exercise of a Non-Qualified Option for cash paid on exercise, plus the amount of ordinary income recognized by the optionee upon the exercise of such option. The holding period for such shares would begin just after the receipt of such shares or, in the case of an executive officer, Director or beneficial owner of more than ten percent of any class of equity securities of the Company, just after the expiration of the Deferral Period, if any (unless the individual elected to be taxed as of the date of exercise). A deduction for federal income tax purposes will be allowed to the Company in an amount equal to the ordinary income included by the optionee, provided that such deduction constitutes an ordinary and necessary business expense to the Company and is reasonable in amount and the limitations of Section 162(m) of the Code do not apply.

            If an individual exercises a Non-Qualified Option by delivering other shares of Common Stock, the individual will not recognize gain or loss with respect to the exchanged shares, even if their then fair market value is different from the individual's tax basis in such shares. The individual, however, will be taxed as described above with respect to the exercise of the Non-Qualified Option as if the individual had paid the exercise price in cash, and the Company generally will be entitled to an equivalent tax deduction. Provided the individual receives a separate identifiable stock certificate therefor, the individual's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to the individual's tax basis in the shares surrendered and the individual's holding period for such number of shares received will include the individual's holding period for the shares surrendered. The individual's tax basis and holding period for the additional shares received on exercise of a Non-Qualified Option paid for, in whole or in part, with shares of Common Stock will be the same as if the individual had exercised the Non-Qualified Option solely for cash.

            Incentive Stock Options

            The following is a general summary of the federal income tax consequences under current tax law of incentive stock options. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act, and the exercise of an option with previously acquired shares or the state or local income or other tax consequences inherent in the ownership and exercise of incentive stock options and the ownership and disposition of the underlying shares.

            An optionee will not recognize taxable income for federal income tax purposes upon the grant of an incentive stock option. In the case of an incentive stock option, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares of Common Stock acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares of Common Stock to the optionee, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a compensation deduction. However, if the optionee fails to hold such shares of Common Stock for the required period, the optionee would realize ordinary income on the excess of the fair market value of the Common Stock at the time the option was exercised over the exercise price (with the balance, if any, being long-term capital gain, provided that the holding period for the shares exceeded one year and the optionee held such shares as a capital asset at such time), and the Company will generally be entitled to deduct such amount, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable in amount and the limitations of Section 162(m) of the Code do not apply. In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price thereof is a tax preference item. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to the incentive stock option preference (and other deferral preferences) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent it is not used, it is carried forward.

            Section 162(m)

            Section 162(m) of the Code precludes a public corporation from taking a tax deduction for certain compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid executive officers. This limitation, however, does not apply to certain performance-based compensation. Under Section 162(m) of the Code and the regulations adopted by the IRS to implement such section, the Company believes that any compensation expense derived from the exercise of stock options granted under and pursuant to the 1993 Plan will be deductible by the Company for federal income tax purposes to an exemption for performance-based plans.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN.

                            PROPOSAL TO APPROVE THE

                       1997 CONSULTANT STOCK OPTION PLAN

GENERAL

            The Board of Directors has adopted, subject to approval of the shareholders, the 1997 Consultant Stock Option Plan, a copy of which is attached hereto as Annex C (the "Consultant Plan"). The Consultant Plan provides for the grant to non-employee consultants and advisors to the Company and its subsidiaries, of options to acquire up to 2,500,000 shares of Common Stock.

            As of May 31, 1997, options were granted to consultants to purchase an aggregate of 750,000 shares subject to the approval of the Consultant Plan at this Meeting in connection with the Purgative Product License entered into in February 1997. In addition, the Company has agreed to grant options under the Consultant Plan with respect to an additional 820,000 shares under the Plan upon consummation of proposed acquisitions. See "Proposal to Amend the Certificate of Incorporation".

            In view of the Company's limited resources and the desirability of attracting and motivating qualified scientific, technical and professional persons who are available only on a part time basis to provide their technical and professional advice to the Company, the Company believes that a separate option plan dedicated to consultants and advisors will prove helpful in attracting and rewarding such persons.

            The terms and administration of the Consultant Plan are materially the same as those of the 1993 Stock Option Plan except that under the current provisions of the Internal Revenue Code, options granted under the Consultant Plan under current provisions of the Internal Revenue Code cannot qualify as an ISO.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE COMPANY'S 1997 CONSULTANT STOCK OPTION PLAN.

                             EXECUTIVE COMPENSATION

            The following table sets forth the compensation paid or accrued by the Company during the fiscal years ended June 30, 1996 and June 30, 1995 to the Company's Chief Executive Officer and President (no other executive officer received compensation in excess of $100,000 during either year).

                                                                        Annual Compensation

Name and Principal           Year        Salary            Bonus             Other Compensation            Securities
Capacities in which                                                                                        Underlying Options
served
Taffy James Williams,        1996        $165,833          $8,250            $16,600(2)                     60,000
President and CEO(1)         1995        $ 11,975                                                          100,000

(1) Dr. Williams entered the Company's employ on June 5, 1995.
(2) Represents a nonaccountable expense allowance equal to 10% of the base salary through June 5, 1996

            Dr. Williams, President and Chief Executive Officer of the Company is employed pursuant to a three year agreement, dated June 4, 1995, providing for his full time employment at an annual salary of $165,000 for the first year with the salary for each of the following years of the term to be determined by the Board of Directors but to be not less than the salary for the preceding 12-month period. The Board of Directors increased Dr. Williams' salary in June 1996 to an annual rate of $185,000. The agreement may be terminated by Dr. Williams either upon six months prior notice, or in the event of a default by the Company upon 30 days prior notice if the default remains uncured, or by the Company either upon three days prior notice with the Company obligated for additional salary for a four month period or immediately upon cause.

            If the acquisition of Sangen is consummated (see "Proposal to Amend the Certificate of Incorporation."), Dr. Williams and Dr. Leonard S. Jacob, currently a consultant to the Company and sole executive officer, director and stockholder of Sangen, will each enter into employment agreements with the Company. Dr. Williams' agreement will supersede his current agreement and will provide for him to serve as President and Chief Operating Officer at an annual base salary of $200,000 for the first year. Dr. Jacob's agreement will provide for him to serve as Chairman of the Board and Chief Executive Officer at an annual base salary of $225,000 for the first year. The annual salary for each for subsequent years is to be increased as determined by the Board of Directors, but not less than an increase based on the increase in the Consumer Price Index. Each is to receive a bonus at the end of the first year -- at least $34,000 for Dr. Williams and at least $56,250 for Dr. Jacob. See "Proposal to Amend the Certificate of Incorporation" for information as to the issuances of a ten year option to Dr. Williams under the 1993 Stock Option Plan to purchase the greater of 500,000 shares or 5% of the "Fully Diluted Capitalization" of the Company and possible issuance to Dr. Jacob of a ten year option to purchase the greater of 1,200,000 shares of Common Stock or 7 1/2% of the Fully Diluted Capitalized of the Company, each exercisable commencing with the date of the acquisition of Sangen.

            The Company's agreements with each of Drs. Williams and Jacob shall continue for the three year period unless terminated by either party on written notice of not less than 30 days. Each employment agreement may be terminated by the Company with or without "Just Cause". In the event the Company terminates the officer's employment other than for Just Cause, the Company is required to pay as severance (i) if termination occurs during the first year, a lump sum payment equal to one year's salary based on the annual rate in effect on the date of termination; (ii) if termination occurs during the second year, a lump sum payment equal to one and one-half year's salary based on the annual rate in effect on the date of termination; or (iii) if termination occurs during the third year or thereafter, a lump sum payment equal to two year's salary based on the annual rate in effect on the date of termination. "Just Cause" is defined as conviction of a crime involving moral turpitude, material violation of a written directive of the

Board of Directors, or willful misconduct which has a material adverse effect on the Company as determined by a majority of the Board including each independent director.

            Under a Management Services Agreement dated December 31, 1993 and amended as of September 30, 1994, Amercom Funding Ltd. ("Amercom") has provided advice to the Company with respect to strategic planning, financial matters, merger and acquisition policies, executive employment and investor relations and the services as executive officers of Messrs. LeShufy and Nagelberg, currently officers and directors, and Messrs. Norman Eisner and David Zaretsky, former officers and directors, all four of whom are stockholders, officers and directors of Amercom, or comparable services or in the event any of the foregoing individuals is unable to perform such duties, a reasonably capable replacement, subject to the approval of a majority of the Company's directors. Each such officer may be required under the agreement to provide services for up to 20 hours per five consecutive business days and up to an aggregate of 75 hours per 20 consecutive business days. Amercom provided through February 1, 1995, the initial closing date of the public sale of the Company's Units, certain administrative services and executive offices and facilities in New York City.

            For the period from February 1 through June 30, 1995, the year ended June 30, 1996 and through January 1, 1998 Amercom received and is to receive a monthly fee of $8,333. In November 1996, the Company agreed to issue to Amercom 165,441 shares of Common Stock in satisfaction of the management fee of $112,500 for the period ended June 30, 1997 which was to be payable after, and subject to, the Company achieving net income for fiscal year of at least $500,000 as determined in accordance with generally accepted accounting principles.

            The agreement which was to expire on February 1, 1998, was extended on January 3, 1997 for an additional two year period with the fee for the first year of the extended term to be $100,000 and the fee for the second year is a five year option granted under the 1993 Stock Option Plan to purchase commencing February 1, 1998, 175,000 shares of the Company's Common Stock at a price of $0.61 per share, representing the average of the closing sales prices of Common Stock of the Company on the Nasdaq SmallCap Market for the 30 consecutive trading day period commencing on the 45th trading day prior to January 3, 1997. The option also relates to 225,000 additional shares which are to become exercisable in the following amounts and after the following events related to the services of Amercom to relieve or reduce the Company's obligations under its sublease, which expires in April 2000 and provides for an annual rent of $193,000 plus real estate taxes, insurance and maintenance which has a term ending in April 2000, of its facilities at 425 Park Avenue, New York, New York:
56,250 shares commencing on the date Amercom secures a return of the Company's $150,000 security obligation and up to 168,750 shares based on the date it secures a release of the Company from the sublease: all 168,000 shares if the release occurs on or prior to December 31, 1997; 112,500 shares if effected thereafter but not later than December 31, 1998; 56,250 shares if effected thereafter but not later than December 31, 1999 and no shares if the release is not secured by the latter date.

            Amercom and other affiliates of Messrs LeShufy, Nagelberg, Eisner and Zaretsky occupy a portion of the Company's facilities at 425 Park Avenue, New York City for which they reimburse the Company for the Company's costs for making available such space.

            During the term of the Management Services Agreement, the Company will not pay any compensation or fees to Amercom or any officers, directors or affiliates of Amercom who are also officers, directors or affiliates of the Company except pursuant to the Management Services Agreement.

GRANTS AND EXERCISES OF OPTIONS

            The following tables reflect information with respect to options which have been granted to the Chief Executive Officer of the Company (no other executive officer has received compensation in excess of $100,000 for any fiscal year) for the eleven months ended May 31, 1997, and the year ended June 30, 1996 and June 30, 1995.

                                 OPTION GRANTS



                                                                      % OF TOTAL OPTIONS
                                                                      GRANTED TO
                                        NUMBER OF SHARES              EMPLOYEES IN
                                        UNDERLYING OPTIONS GRANTED    FISCAL YEAR(2)      EXERCISE PRICE      EXPIRATION DATE
                                        --------------------------    --------------      --------------      ----------------
11 Months Ended  May 31, 1997
     Taffy James Williams                 500,000(1)                      89.5%               $.61             1/3/2007
                                           40,000                          7.2                $.50             12/10/2006
     All Current Executive
            Officers as a Group           555,000                         99.4%               $1.50-$.75       12/10/2006-1/3/2007
     All Non-Executive Officer Current
            Directors as a Group             None                          None               None             None
     All Employees as a Group             558,500                        100.0%               $1.50-$.75       12/10/2006-1/3/2007
Year Ended June 30, 1996
     Taffy James Williams                  60,000(1)                      41.0%               $0.875           6/15/2006
     All Current Executive
            Officers as a Group           160,000                        100.0%               $1.875-$1.25     6/9/2000-6/15/2006
     All Non-Executive Officer Current
            Directors as a Group             None                          None               None             None
     All Employees as a Group             160,000                         100.0%              $1.875-$1.25     6/9/2000-6/15/2006

Year ended June 30, 1995
     Taffy James Williams                 100,000                        100.0%               $1.125           6/8/2000
     All Current Executive
            Officers as a Group           100,000                        100.0%               $1.125           6/8/2000
     All Non-Executive Officer Current
            Directors as a Group             None                           None              None             None
     All Employees as a Group             100,000                        100.0%               $1.125          6/8/2000


(1) See "Proposal to Amend Certificate of Incorporation" for information as to terms of the option and possible increase of the amount.

(2) Does not include options granted to consultants, including in the period ended May 31, 1997, options as to 400,000 shares to Amercom Funding Ltd., see "-- Certain Transactions," options to purchase 15,000 shares to Dr. Leonard S. Jacob, all exercisable at $.61 per share.

            Options have been exercised with respect to 700 shares of Common Stock by an employee who is not an executive officer. The exercise occurred during the eleven months ended May 31, 1997 for a realized value, based on the market price on date of exercise, of approximately $1,500.

            The following table sets forth the values of the options held by its Chief Executive Officer as of May 31, 1997.


                                 OPTION VALUES


Name                                 Number of Securities Underlying  Options    Value of Unexercised in-the-Money Options (1)
                                     Exercisable           /  Unexercisable      Exercisable             /  Unexercisable

Taffy James Williams                 160,000                  40,000             $235,000                   $80,000
All Current Executive Officers
as a Group
All Non-Executive Officer
Current Directors as a Group
All Employees as a Group

(1) Based on the closing sales price for the Company's Common Stock on June 11, 1997 of $2.50.


                              INDEPENDENT AUDITORS

            A representative of Richard A. Eisner & Company, LLP, certified public accountants, which has audited the Company's financial statements as of June 30, 1996 and the years ended June 30, 1996 and June 30, 1995 is expected to be present or available by telephone at the Meeting with an opportunity to make a statement to the shareholders if he or she desires to do so, and respond to appropriate questions.

                                 OTHER MATTERS

            The Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than as set forth above. If any other matter should be presented properly, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their best judgment with respect to any such matter.

            SHAREHOLDERS ARE URGED TO FORWARD THEIR PROXIES WITHOUT DELAY. A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                        PANAX PHARMACEUTICAL COMPANY LTD.
                          (a development stage company)

                INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS



                                                               PAGE
                                                              NUMBER
                                                              ------
PRO FORMA UNAUDITED CONDENSED
BALANCE SHEET AS AT MARCH 31, 1997                              F-1


NOTES TO PRO FORMA UNAUDITED CONDENSED
BALANCE SHEET AS AT MARCH 31, 1997                              F-2


PRO FORMA UNAUDITED CONDENSED STATEMENT
OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1996                  F-3


PRO FORMA UNAUDITED CONDENSED STATEMENT
OF OPERATIONS FOR THE NINE MONTHS ENDED
MARCH 31, 1997                                                  F-4

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                  PRO FORMA UNAUDITED CONDENSED BALANCE SHEET

                              AS AT MARCH 31, 1997


         The following pro forma condensed balance sheet assumes the transactions indicated below will occur (the Purgative Product License did occur in February 1997) and reflects the transactions (including the Purgative Product License)as if they had occurred on March 31, 1997: (1) the acquisitions of CorBec Pharmaceutical Inc. ("CorBec"), and Sangen Pharmaceutical Inc. ("Sangen"), (2) the issuance of 32 units at $250,000 per unit yielding net proceeds of $6,980,000, and (3) acquisition of certain technologies and licenses. The acquisitions of CorBec and Sangen are accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. In the opinion of the management of Panax Pharmaceutical Company Ltd., all adjustments necessary to present fairly such pro forma balance sheet have been made.

         The pro forma condensed balance sheet should be read in conjunction with the notes thereto, the financial statements of the Company, CorBec and Sangen and the related notes thereto, included elsewhere in this Prospectus. The pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been had the transactions occurred at March 31, 1997 nor does it purport to represent the financial position of the Company.


                                                Historical                                                     Pro Forma
                                   ---------------------------------------------             Pro Forma           Balance
                                   Panax             CorBec           Sangen                Adjustments          Sheet
                                   ------------      ----------      --------               -----------        -----------
Current assets:
   Cash and cash equivalents . .   $   181,000         $  539,000        $1,000   (4)          $   (20,000)
                                                                                  (5)             (750,000)
                                                                                  (6)            6,980,000
                                                                                  (8)             (150,000)       $ 6,781,000
   Certificate of deposit. . . .       549,000                                                                        549,000
   Investments to be held to
     maturity. . . . . . . . . .     1,046,000                                                                      1,046,000
   Prepaid expenses and other
     current assets. . . . . . .        66,000             17,000                                                      83,000
                                   ------------        -----------      -------               ------------        -----------

          Total current assets .     1,842,000            556,000         1,000                  6,060,000          8,459,000

Equipment, net . . . . . . . . .        33,000                                                                         33,000
Other assets . . . . . . . . . .       204,000                                    (8)             (100,000)           104,000
                                   ------------      ------------       -------                ------------       -----------

          T O T A L. . . . . . .   $ 2,079,000        $   556,000        $1,000                $ 5,960,000        $ 8,596,000
                                   ============       ============       =======               ============       ===========


Current liabilities:
   Accounts payable and other
     accrued expenses. . . . . .   $    57,000        $    10,000                                                 $    67,000
                                   ------------       ------------                                                -----------

Stockholders' equity:
   Preferred stock . . . . . . .                            2,000                 (5)               (2,000)             - 0 -
   Common stock and additional
     paid-in capital . . . . . .     6,517,000          2,667,000         1,000   (1)              311,000
                                                                                  (2)              250,000
                                                                                  (3)              313,000
                                                                                  (5)           (2,667,000)
                                                                                  (5)            1,875,000
                                                                                  (6)            6,980,000
                                                                                  (8)              260,000
                                                                                  (7)              945,000         19,153,000
   Unearned portion of                                                            (9)            1,701,000
     compensatory stock/warrants      (922,000)                                   (2)             (120,000)        (2,743,000)
   Deficit accumulated during                                                     (9)           (1,701,000)
     the development stage . . .   (3,573,000)         (2,123,000)                (1)             (311,000)
                                                                                  (2)             (130,000)
                                                                                  (3)             (313,000)
                                                                                  (4)              (20,000)
                                                                                  (5)           (2,079,000)
                                                                                  (5)            2,123,000
                                                                                  (7)              945,000         19,153,000
                                                                                  (7)             (945,000)
                                                                                  (8)             (510,000)        (7,881,000)
                                   -----------        -----------       -------                ------------       ------------

          Total stockholders'
            equity . . . . . . .     2,022,000            546,000         1,000                  5,960,000          8,529,000
                                   ------------        -----------       -------               ------------       -----------

          T O T A L. . . . . . .   $ 2,079,000         $  556,000        $1,000                $ 5,960,000        $ 8,596,000
                                   ============        ===========       =======               ============       ===========

                       PANAX PHARMACEUTICAL COMPANY, LTD.
                         (a development stage company)

              NOTES TO PRO FORMA UNAUDITED CONDENSED BALANCE SHEET
                              AS AT MARCH 31, 1997


(1) Reflects acquisition of Sangen, for 300,000 options issued at an exercise price of $.61 per share (estimated fair value $312,000). The excess of the cost over the estimated fair value of the net assets of Sangen is treated as purchased research and development and charged to expense immediately.

(2) Reflects the estimated fair value of 295,000 options to be issued to consultants to Sangen for TSP-1 technology and CorBec.

(3) Reflects the issuance of 125,000 shares of common stock at an estimated market price of $2.50 per share to Allegheny University for certain technology rights.

(4)      Reflects the payment of patent costs incurred by Allegheny
         University.

(5) Reflects the acquisition of CorBec at a cost of $2,625,000 (750,000 shares of common stock and $750,000 in cash). The excess of cost over the estimated fair value of the net assets of CorBec is treated as purchased research and development and expensed immediately.

(6) Reflects the issuance of 32 units at $250,000 per unit, yielding net proceeds of $6,980,000.

(7) Reflects the recognition of compensation expense ($945,000) for the difference between the fair value of the underlying common stock and the exercise price of 500,000 options issued to the President and Chief Operating Officer.

(8) Consideration of $250,000 in cash (of which $100,000 was prepaid) and options with an estimated fair value of $260,000 for the ALW License of the purgative product.

(9) Reflects the recognition of unearned compensation of $(1,701,000) for the difference between the underlying common stock (estimated at $2.50 per share) and the exercise price of 900,000 options to be issued to the new Chairman of the Board and Chief Executive Officer.

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

             PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 1996


         The following pro forma condensed statement of operations reflects the recurring operations on the assumption that the acquisitions of CorBec Pharmaceutical Inc. ("CorBec"), and Sangen Pharmaceutical Inc. ("Sangen") will occur and reflects such transactions as if they had occured on July 1, 1995. The acquisitions of CorBec and Sangen have been accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management of the Company, all adjustments necessary to present fairly such pro forma statements of operations have been made.

         This pro forma condensed statement of operations should be read in conjunction with the notes thereto, the financial statements of the Company and CorBec and the related notes thereto. The pro forma condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had the transactions occurred at July 1, 1995 nor do they purport to indicate the results of future operations.



                                                     Historical (1)                                             Pro Forma
                                             ------------------------------------                               Statement
                                                                                           Pro Forma                of
                                                 Panax               CorBec               Adjustments           Operations
                                             --------------       ---------------        -----------           ----------

Costs and expenses:
   Research and
     development . . .                         $  644,000           $591,000   (2)           $28,000            $1,263,000
   General and                                                                 (2)            12,000
     administrative. .                            812,000            141,000   (3)           567,000               965,000
                                               -----------          ---------               ---------           ----------

          Total. . . .                          1,456,000            732,000                 607,000             2,795,000

Interest (income) .                              (239,000)            (8,000)                                     (247,000)
                                               -----------          ---------               --------            -----------

NET LOSS . . . . . . .                         $1,217,000           $724,000                $607,000            $2,548,000
                                               ===========          =========               =========           ==========

Pro forma loss per
   share . . . . . . .                                                                                               $0.31(4)
                                                                                                                     =====
Pro forma weighted
   average shares
   outstanding . . . .                                                                                           8,106,038
                                                                                                                 =========


(1) Does not include the operations of Sangen since they were not material.
(2) To record amortization of fair value of options granted to consultants.
(3) To record amortization of fair value of options granted to the new Chairman of the Board and Chief Executive Officer.
(4) The net loss and pro forma loss per share does not reflect the excess of cost over the estimated fair value of the net assets of CorBec and Sangen aggregating $2,390,000, which is a nonrecurring charge directly attributed to the transaction and is treated as purchased research and development expense.

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

             PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS

                    FOR THE NINE MONTHS ENDED MARCH 31, 1997


         The following pro forma condensed statement of operations reflects the recurring operations on the assumption that the acquisitions of CorBec Pharmaceutical Inc. ("CorBec"), and Sangen Pharmaceutical Inc. ("Sangen") will occur and reflects such transactions as if they had occurred on July 1, 1996. The acquisitions of CorBec and Sangen have been accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management of the Company, all adjustments necessary to present fairly such pro forma statements of operations have been made.

         This pro forma condensed statement of operations should be read in conjunction with the notes thereto, the financial statements of the Company and CorBec and the related notes thereto. The pro forma condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had the transactions occurred at July 1, 1996 nor do they purport to indicate the results of future operations.



                                                                                                             Pro Forma
                                                     Historical (1)                                          Statement
                                            -----------------------------------        Pro Forma                of
                                                 Panax               CorBec            Adjustments           Operations
                                            -------------      ----------------        -----------           ----------
Sales. . . . . . . . .                         $    1,000                                                    $    1,000
Cost of goods sold . .                              1,000                                                         1,000
                                               -----------                                                   ----------

                                                      - 0 -                                                       - 0 -

Costs and expenses:
   Research and
     development . . .                            623,000           $527,000   (2)        $22,000             1,172,000
   General and                                                                 (2)          9,000
     administrative. .                            708,000             88,000   (3)        425,000             1,230,000
                                               -----------          ---------           ----------            ---------

          Total. . . .                          1,331,000            615,000              456,000             2,402,000

   Interest (income) .                           (100,000)            (7,000)                                  (107,000)
                                               -----------          ---------            --------            -----------

NET LOSS . . . . . . .                         $1,231,000           $608,000             $456,000            $2,295,000
                                               ===========          =========            =========           ==========

Pro forma loss per
   share . . . . . . .                                                                                            $0.28(4)
                                                                                                                  =====

Pro forma weighted
   average shares
   outstanding . . . .                                                                                        8,107,986
                                                                                                              =========


(1)  Does not include the operations of Sangen since they were not material.
(2)  To record amortization of fair value of options granted to consultants.
(3) To record amortization of fair value of options granted to the new Chairman of the Board and Chief Executive Officer.
(4) The net loss and pro forma loss per share does not reflect the excess of cost over the estimated fair value of the net assets of CorBec and Sangen aggregating $2,390,000, which is a nonrecurring charge directly attributed to the transaction and is treated as purchased research and development expense.

                                                                INDEX TO FINANCIAL STATEMENTS

Panax
            Report of Independent Public Accountants                          *
            Balance Sheets as of June 30, 1996 and June 30, 1995              *
            Statements of Operations for years ended
                        June 30, 1996 and June 30, 1995 and
                        for the period July 1, 1993 (commencement
                        of operations) through June 30, 1996                  *
            Statements of Cash Flows for years ended
                        June 30, 1996 and June 30, 1995 and the
                        period July 1, 1993 (commencement of
                        operations) through June 30, 1996                     *
            Notes to Financial Statements                                     *
            Balance Sheet as of March 31, 1997 (unaudited)                   **
            Statements  of Operations for the three and nine months ended
                        March 31, 1997 and ended March 31, 1996 (unaudited)
                        and the period July 1, 1993 (commencement of
                        operations) through March 31, 1997 (unaudited)       **
            Statements of Cash Flow for the nine months ended
                        March 31, 1997 (unaudited) and March 31, 1996
                        (unaudited) and the period July 1, 1993
                        (commencement of operations) through
                        March 31, 1997 (unaudited)                           **

CorBec Pharmaceuticals, Inc.
            Report of Independent Public Accountants........................F-5
            Balance Sheets as of December 31, 1996
                         and December 31, 1995..............................F-6
            Statements of Operation for the years ended
                        December 31, 1996 and December 31, 1995 and the period
                        from inception (June 11, 1993)
                        to December 31, 1996................................F-7
            Statements of Cash Flows for the years ended
                        December 31, 1996 and December 31, 1995 and the period
                        from inception (June 11, 1993)
                        to December 31, 1996................................F-8
            Notes to Financial Statements...................................F-9
            Balance Sheet as of March 31, 1997 (unaudited).................F-13
            Statements of Operation for the three months
                        ended March 31, 1997 and the
                        period from inception (June 11, 1993)
                        through March 31, 1997 (unaudited).................F-14






            Statement of Cash Flows for the three months
                        ended March 31, 1997 and the
                        period from inception (June 11, 1993)
                        through March 31, 1997 (unaudited).................F-15
Sangen Pharmaceuticals Inc.
            Balance Sheet as of March 31, 1997 (unaudited).................F-16


-------------

*           Included in the Annual Report on Form 10-KSB for the year ended
            June 30, 1996 of Panax and incorporated herein by reference thereto.

** Included in the Quarterly Report on Form 10-QSB for the three months ended March 31, 1997 of Panax and incorporated herein by reference thereto.


                              ARTHUR ANDERSEN LLP




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To CorBec Pharmaceuticals, Inc.:

We have audited the accompanying balance sheets of CorBec Pharmaceuticals, Inc. (a Delaware corporation in the development stage) as of December 31, 1996 and 1995, and the related statements of operations, stockholders' equity and cash flows for the years then ended, and for the period form inception (June 11, 1993) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CorBec Pharmaceuticals, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended and for the period from inception to December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has incurred losses from its research and development activities and will require additional funding to continue those activities. Such factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Philadelphia, Pa.,
March 11, 1997

                          CORBEC PHARMACEUTICALS, INC.

                         (a development-stage company)

                                 BALANCE SHEETS

                                                                                                .
                                                                                  December 31
                                                                             1996             1995
                                                                         ------------     -----------
                                  ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                               $ 877,449        $657,308
    Prepaid expenses and other                                                  2,083           4,129
                                                                         ------------      ----------

         Total current assets                                                 879,532         661,437

EQUIPMENT, net                                                                    493           2,465
                                                                           ----------       ---------
                                                                            $ 880,025       $ 663,902
                                                                            =========       =========
                   LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
    Accounts payable and accrued expenses                                   $ 193,056        $ 67,783
                                                                            ---------        --------
COMMITMENTS AND CONTINGENCIES (Notes 3, 6 and 7)

STOCKHOLDERS' EQUITY:
  Convertible Preferred Stock, $.001 par value;
    5,000,000 shares authorized
        Series A, 1,000,000 shares issued and outstanding
        ($1,000,000 liquidation value)                                          1,000           1,000
        Series B, 520,000 shares issued and outstanding
        ($650,000 liquidation value)                                              520             520
        Series C, 500,000 shares issued and outstanding
        ($1,000,000 liquidation value)                                            500              --
  Common Stock, $.001 par value;
    5,000,000 shares authorized;
    369,230 shares issued and outstanding                                         369             369
Additional paid-in capital                                                  2,666,258       1,666,758
Deficit accumulated during development stage                               (1,981,678)     (1,072,528)
                                                                          -----------     -----------
         Total stockholders' equity                                           686,969         596,119
                                                                          -----------      ----------
                                                                          $   880,025     $   663,902
                                                                          -----------     -----------

                         The accompanying notes are an integral part of these
statements.

                          CORBEC PHARMACEUTICALS, INC.

                         (a development-stage company)

                            STATEMENT OF OPERATIONS

                                                                                                      For the
                                                                                                    Period from
                                                                                                     Inception
                                                      For the                 For the             (June 11, 1993)
                                                     Year Ended             Year Ended                through
                                                    December 31,           December 31,             December 31,
                                                        1996                   1995                     1996
                                                --------------------    -------------------     --------------------
OPERATING EXPENSES:
  Research and development expenses                         $770,163               $441,263               $1,689,565
  General and administrative expenses                        146,739                 63,575                  333,715
                                                --------------------    -------------------     --------------------
         Net loss from operations                           (916,902)              (504,838)              (2,023,280)
INTEREST INCOME                                                7,752                  9,273                   41,602
                                                --------------------    -------------------     --------------------
         Net loss                                       $  (909,150)           $  (495,565)            $ (1,981,678)
                                                ====================    ===================     ====================


        The accompanying notes are an integral part of these statements.

                          CORBEC PHARMACEUTICALS, INC.

                         (a development-stage company)

                            STATEMENT OF CASH FLOWS

                                                                                                        For the
                                                                                                      Period from
                                                                                                       Inception
                                                              For the              For the          (June 11, 1993)
                                                             Year Ended          Year Ended             through
                                                            December 31,        December 31,         December 31,
                                                                1996                1995                 1996
                                                          ----------------    -----------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                  $  (909,150)         $  (495,565)         $(1,981,678)
        Adjustments to reconcile net loss to net cash used
        operating activities-                              in
        Depreciation                                                 1,972                1,973                5,424
        Licensed technology acquired with stock                         --                   --               18,462
        Increase in prepaid expenses and other                      (2,046)              (2,187)              (2,083)
           Increase (decrease) in accounts payable and
           accrued expenses                                        125,273               42,229              193,056
                                                          ----------------    -----------------    -----------------
         Net cash used in operating activities                   (779,859)            (453,550)          (1,766,819)
                                                          ----------------    -----------------    -----------------
CASH FROM INVESTING ACTIVITIES
Purchase of equipment                                                   --                   --              (5,917)
                                                          ----------------    -----------------    -----------------
         Net cash used in investing activities                          --                   --              (5,917)
                                                          ----------------    -----------------    -----------------
    CASH FLOW FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock                                --                   --                  185
  Proceeds from issuance of preferred stock                      1,000,000              650,000            2,650,000
                                                          ----------------    -----------------    -----------------
         Net cash provided by financing
           activities                                            1,000,000              650,000            2,650,185
                                                          ----------------    -----------------    -----------------
         Net increase (decrease) in cash and
           cash equivalents                                        220,141              196,450              877,449
    CASH AND CASH EQUIVALENTS, BEGINNING
    OF PERIOD                                                      657,308              460,858                   --
                                                          ----------------    -----------------    -----------------
    CASH AND CASH EQUIVALENTS, END OF                            $ 877,449          $   657,308          $   877,449
    PERIOD
                                                          ================    =================    =================


        The accompanying notes are an integral part of these statements.

                          CORBEC PHARMACEUTICALS, INC.

                         (a development-stage company)

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


 1.      BACKGROUND AND GOING CONCERN:

Background

CorBec Pharmaceuticals, Inc. (the "Company") is a development-stage company, which was incorporated in Delaware on June 11, 1993, for the purposes of developing, manufacturing and marketing therapies for the modification of Fc receptor expression on macrophage white blood cells.

Gong Concern

The Company has incurred losses from its research and development activities and will require additional funding to continue those activities. Management of the Company anticipates that it will be successful in raising sufficient capital to allow the Company to continue those activities. There is no assurance that future financing will be available when needed or that the Company's planned products will be commercially successful. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents for the purpose of determining cash flows. Cash equivalents at December 31, 1996 and 1995 consist of money market accounts.

Research and Development

Expenditures for research and development are charged to expense as incurred. In addition, it is the Company's policy to charge patent costs to expense as incurred.

Equipment consists of computer equipment recorded at cost and depreciated over an estimated useful life of three years. As of December 31, 1996 and 1995, accumulated depreciation was $5,424 and $3,452, respectively.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). The Company has net operating loss carryforwards for tax reporting purposes that begin to expire in 2008. Since realization of the tax benefit associated with this carryforward is not assured, a valuation allowance was recorded against this tax benefit as required by SFAS No. 109. In addition, pursuant to the Tax Reform Act of 1986, the annual utilization of these losses may be limited. The Company believes that any such limitation will not have a material impact on the utilization of these carryforwards.

3.       RESEARCH AND LICENSE AGREEMENTS

On June 17, 1993, the Company and the Trustees of the University of Pennsylvania ("U of P") entered into a Research Agreement and a License Agreement. This agreement was extended on June 1, 1995, and expires May 31, 1996. Under the Research Agreement, the Company is required to fund the sponsored research and development in accordance with the Research Agreement. In 1996 and 1995, the Company charged $50,000 and $37,500, respectively, to research and development expense. Under the Research Agreement, the Company is committed to pay U of P the sum of $25,000 in 1997.

Under the Licensing Agreement, the Company will receive the first option to acquire an exclusive worldwide royalty bearing right and license over certain patent rights, information and inventions of U of P. The Company is required to pay U of P a royalty, as defined, on all of the net sales of any product utilizing the licensed technology. Minimum royalties are required under the agreement beginning in 1998. The License Agreement will terminate upon the expiration of the last patent right covered under the Research and License Agreements or may be terminated by either party by following the specific actions stipulated in the License Agreement.

4.       STOCKHOLDERS' EQUITY:

Preferred Stock

The Company has authorized 5,000,000 shares of Convertible Preferred Stock. During 1993, the Company sold 1,000,000 shares of Series A Convertible Preferred Stock ("Series A") for $1 per share, generating proceeds of $1,000,000. The Series A shares are convertible into Common Stock based on a defined conversion rate (currently one Common Stock share for each Series A share). Prior to an initial public offering, the Series A shares are redeemable at the option of the holder at any time. The Series A shareholders are entitled to dividends equal to those declared to Common Stock shareholders at an amount based on the number of Common Stock shares that would be outstanding if the Series A shares were converted to Common Stock on the date of the declaration of the dividend. The Series A redemption price equals the sum of all accrued or declared but unpaid dividends, plus $1 per Series A share. The Series A shareholders have the same voting rights as the Common Stock shareholders and are entitled to one vote for each Series A share held.

During 1995, the Company sold 520,000 shares of Series B Convertible Preferred Stock ("Series B") for $1.25 per share generating proceeds of $650,000. The rights and obligations of the Series B shareholders are the same as the Series A shareholders except for the redemption price, which equals the sum of all accrued but unpaid dividends, plus $1.25 per Series B share.

During 1996, the Company sold 500,000 shares of Series C Convertible Preferred Stock ("Series C") for $2.00 per share, generating proceeds of $1,000,000. The rights and obligations of the Series C shareholders are the same as the Series A shareholders except for the redemption price, which equals the sum of all accrued but unpaid dividends, plus $2.00 per Series C share.

Common Stock

On June 11, 1993, the Company issued 184,615 shares of Common Stock to its founder at a price of $.001 per share. Subsequent to the preferred stock financing, on June 17, 1993, the Company issued 184,615 shares of Common Stock to U of P as part of the Licensing Agreement discussed in Note 3. The fair market value of the shares issued of $18,462 was charged to research and development expense.

5.       STOCK OPTION PLAN:

On June 17, 1993, the Company issued nonqualified stock options to a consultant to purchase 49,231 shares of Common Stock at $.10 per share. These options are exercisable in full upon the date of issuance. The options expire ten years from the date of issuance or upon other events as defined in the agreement. None of these options has been exercised as of December 31, 1996.

The Company's Amended and Restated 1993 Equity Incentive Plan provides for both incentive and nonqualified stock options to be granted to employees and consultants of the Company. Under the plan, options may be granted for the purchase of up to 180,000 shares of Common Stock. The number of options to be granted and the option prices are determined by the Stock Option Committee in accordance with the terms of the plan. The exercise price of the incentive stock options granted under the plan must be at least equal to the fair market value of such shares on the date of grant, and the maximum exercise period is five years.

The exercise price of the nonqualified stock option granted under the plan must be at least equal to 85% of the fair market value of such shares on the date of grant, and the maximum exercise period is ten years.


The Company accounts for the Option Plan under APB Opinion No. 25, under which no compensation cost has been recognized. Had compensation cost for the Option Plan been determined consistent with SFAS No. 123, "Accounting for Stock-Based Compensation," the Company's net income would have been reduced by approximately $2,600 for the year ended December 31, 1996. The fair value of options granted at market during the year ended December 31, 1996 was estimated as $0.15.

The fair value of each option grant is estimated on the date of grant using the Black- Scholes option-pricing model with the following with the following weighted average assumptions: risk-free interest rate of 6.10% for 1996 and 1995 grants; an expected life of seven years; dividend yield of zero; and volatility of zero for all grants. Because SFAS No. 123 method of accounting is not required to be applied to options granted prior to January 1, 1995, the resulting pro forma compensation charge may not be representative of that to be expected in future years.

                               Outstanding           Option       Aggregate
                                  Options             Prices          Price

BALANCE, DECEMBER 31, 1993          ---                $   ---        $    ---
   Granted                        20,000                   .10           2,000
                                --------             -----------    ----------
BALANCE, DECEMBER 31, 1994        20,000                   .10           2,000
   Granted                        60,000                  .125           7,500
                                --------             -----------      ---------
BALANCE, DECEMBER 31, 1995        80,000              .10-.125           9,500
   Granted                        10,000                   .20           2,000
                                --------             -----------      --------
BALANCE, DECEMBER 31, 1996        90,000              $.10-$20         $11,500
                                ========             ===========      ========


As of December 31, 1996, there were 46,662 options exercisable under the Amended and Restated 1993 Equity Incentive Plan. In addition, in 1995, the Company committed to grant 100,000 options to a consultant subject to the attainment of specific milestones, as defined. As of December 31, 1996, none of these milestones have been attained.

6.       RELATED-PARTY TRANSACTIONS

Included in research and development expense for 1996 and 1995 is $60,000 related to a consulting agreement with a stockholder of the Company. The agreement provides for monthly payments of $5,000 and expires in June 1997.


7.       COMMITMENTS AND CONTINGENCIES:

On December 5, 1996, the Company renewed an agreement with an individual to provide management services for the Company. The agreement provides for compensation of $110,000 to be paid in equal monthly installments over the one-year term of the contract. During 1996, the Company charged $100,833 to research and development expense under this agreement. Future commitments under this agreement are $100,833.

On April 15, 1996, the Company entered into an agreement with a clinical services laboratory to provide the Company with chemical and other clinical services. During 1996, the Company charged $98,244 to research and development expense related to this agreement. Future commitments under this agreement are $391,248 and are expected to be incurred over the course of the study, which is expected to run through March of 1998.

On August 1, 1996, the Company entered into an agreement with a clinical services laboratory to provide the Company with general clinical services. During 1996, the Company charged $4,513 to research and development expense related to this agreement. Future commitments under this agreement are $46,520 and are to be incurred over the course of the study. The term of this agreement commences on August 1, 1996 and will automatically renew for successive one year terms, terminating at the conclusion of the testing protocol.

                          CORBEC PHARMACEUTICALS, INC.

                                 BALANCE SHEETS



                                                                  March 31,
                                                                     1997                        December 31,
                                                                 (Unaudited)              1996                  1995
                                                               ----------------      ---------------       ---------------
                            ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                           539,241              877,449               657,308
    Prepaid expenses and other                                           17,331                2,083                 4,129
                                                                         ------                -----                 -----

         Total current assets                                           556,572              879,532               661,437

EQUIPMENT, net                                                               --                  493                 2,465
                                                                    -----------            ---------             ---------

                                                                      $ 556,572            $ 880,025              $663,902
                                                                      =========            =========              ========
             LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:                                                    $10,000             $193,056               $67,783
                                                                        -------             --------               -------
    Accounts payable and accrued expenses
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
   Convertible Preferred Stock
      Series A                                                            1,000                1,000                 1,000
      Series B                                                              520                  520                   520
      Series C                                                              500                  500                    --
   Common Stock                                                             369                  369                   369
   Additional paid-in capital                                         2,666,258            2,666,258             1,666,758
   Deficit accumulated during development stage                      (2,122,075)          (1,981,678)           (1,072,528)
                                                                    -----------          -----------           -----------
         Total stockholders' equity                                     546,572              686,969               596,119
                                                                        -------              -------               -------
                                                                      $ 556,572            $ 880,025             $ 663,902
                                                                      ---------            ---------             ---------

                          CORBEC PHARMACEUTICALS, INC.

                            STATEMENT OF OPERATIONS

                                                                                                         For the
                                                                                                       Period from
                                                                                                        Inception
                                           For the                                                   (June 11, 1993)
                                         Three Months           For the             For the              through
                                        Ended March 31,        Year Ended          Year Ended           March 31,
                                             1997             December 31,        December 31,             1997
                                         (Unaudited)              1996                1995             (Unaudited)
                                      ------------------    ----------------    ----------------     ----------------
OPERATING EXPENSES:
  Research and development expenses              106,356             770,163             441,263            1,795,921
  General and administrative expenses             36,802             146,739              63,575              370,517
                                      ------------------    ----------------    ----------------     ----------------
         Net loss from operations               (143,158)           (916,902)           (504,838)          (2,166,438)
INTEREST INCOME:                                   2,761               7,752               9,273               44,363
                                      ------------------    ----------------    ----------------     ----------------
         Net loss                               (140,397)           (909,150)           (495,565)          (2,122,075)
                                      ==================    ================    ================     ================


                          CORBEC PHARMACEUTICALS, INC.

                            STATEMENT OF CASH FLOWS


                                                                                                         For the
                                                                                                       Period from
                                                                                                        Inception
                                              For the                                                (June 11, 1993)
                                           Three Months         For the             For the              through
                                          Ended March 31,      Year Ended         Year Ended            March 31,
                                               1997            December 31,       December 31,            1997
                                            (Unaudited)           1996               1995              (Unaudited)
                                         -----------------   ----------------   -----------------    ----------------
CASH FLOWS FROM OPERATING
ACTIVITIES:                                      (140,397)          (309,150)           (495,565)         (2,122,075)
        Net loss
        Adjustments to reconcile net
          loss to net cash used in
          operating activities-
        Depreciation                                   493              1,972               1,973               5,917
        Licensed technology acquired
          with stock                                    --                 --                  --                  --
        (Increase) decrease in prepaid
           expenses and other                     (15,248)              2,046             (2,167)            (17,331)
           Increase (decrease) in
             accounts payable and
             accrued expenses                    (183,056)            125,273              42,229              10,000
                                         -----------------   ----------------   -----------------    ----------------
           Net cash used in operating
             activities                          (338,208)          (779,859)           (453,550)         (2,105,027)
                                         -----------------   ----------------   -----------------    ----------------
           CASH FROM INVESTING
             ACTIVITIES:
           Purchase of equipment                        --                 --                  --             (5,917)
                                         -----------------   ----------------   -----------------    ----------------
             Net cash used in investing
               activities                               --                 --                  --             (5,917)
                                         -----------------   ----------------   -----------------    ----------------
CASH FLOW FROM FINANCING
  ACTIVITIES:
      Proceeds from issuance of
        common stock                                    --                 --                  --                 185
      Proceeds from issuance of
        preferred stock                                 --          1,000,000             650,000           2,650,000
                                         -----------------   ----------------   -----------------    ----------------
         Net cash provided by financing
           activities                                   --          1,000,000             650,000           2,650,185
                                         -----------------   ----------------   -----------------    ----------------
         Net increase (decrease) in cash
           and cash equivalents                  (338,208)            220,141             196,450             539,241
CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                              877,449            657,308             460,858                  --
                                         -----------------   ----------------   -----------------    ----------------
CASH AND CASH EQUIVALENTS, END
  OF PERIOD                                      $ 539,241          $ 877,449           $ 657,308           $ 539,241
                                         =================   ================   =================    ================


                         SANGEN PHARMACEUTICAL COMPANY
                                 BALANCE SHEET
                                 MARCH 31, 1997
                                  (UNAUDITED)


                                     ASSETS


 Cash                                                                     $1,000


                              STOCKHOLDER'S EQUITY


 Stockholder's Equity

          Common Stock, $1.00 par value,
                   1000 shares authorized, 100 shares
                   issued and outstanding                              $  100.00
          Additional paid-in capital                                   $  900.00
                                                                       ---------
                                                                       $1,000.00
                                                                       ---------

 Sangen Pharmaceutical Company was organized in January 1997 and incorporated in the State of Delaware. Sangen's principal asset is its right to enter into an exclusive worldwide license to the Thrombospondin Technology, a cancer treatment technology, currently owned by Allegheny University of the Health Sciences.

                                                                    Annex A


          Certificate of Amendment of the Certificate of Incorporation
                                       of
                       Panax Pharmaceutical Company Ltd.

               Under Section 805 of the Business Corporation Law

                            ----------------------


     It is hereby certified that:

     FIRST: The name of the corporation is Panax Pharmaceutical Company Ltd.

     SECOND: The certificate of incorporation of the corporation was filed with the Department of State on May 27, 1993 and a certificate of amendment thereto was filed on [ , 1994].

     THIRD: The certificate of incorporation is hereby amended as authorized in Subdivision 1 of Section 801 of the Business Corporation Law, to delete Article "FIRST" in its entirety and to effect the following Article FIRST:

     "FIRST: The name of the corporation is Inkine Pharmaceutical
     Company, Inc."

     FOURTH: The certificate of incorporation is hereby amended as authorized in Subdivision 7 of Section 801 of the Business Corporation Law, to delete Article "FOURTH" in its entirety and to effect the following Article FOURTH:

     "FOURTH:    The aggregate number of shares which the corporation
     shall have the authority to issue is: (a) Fifty Million (50,000,000) shares of Common Stock, all of which shall have a par value of One Hundredth

     ($.001) of a cent; and (b) Two Million (2,000,000) shares of Preferred Stock in series and the authority to establish and fix the designations of each series and the variations in the relative rights, preferences and limitations as between series shall be vested in the Board of Directors of the corporation. The Board of Directors is authorized to file an amendment to the certificate of incorporation of the corporation under Section 805-A of the BCL setting forth the designations of each series and the variations in the relative rights, preferences and limitations of each series of preferred stock without further action by the shareholders of the corporation."

     FIFTH: The foregoing amendment of the certificate of incorporation of the corporation was authorized by the vote in writing of all the members of the Board of Directors of the corporation, followed by the vote of the holders of at least a majority of all the outstanding shares of the corporation entitled to vote on the said amendment of the certificate of incorporation.

     IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.


                                              Panax Pharmaceutical Company Ltd

Date:    ____________ __, 1997                ________________________________
                                              By:                  , President

                                                                   and

                                              ________________________________
                                              By:                  , Secretary

                                                                  Annex B

                       PANAX PHARMACEUTICAL COMPANY, LTD.
                               STOCK OPTION PLAN


                  1. Purpose of Plan. The Panax Pharmaceutical Company, Ltd. Stock Option Plan (the "Plan") is intended as an incentive to attract and retain persons of training, experience and ability as directors, employees and non-employee consultants and advisors of Panax Pharmaceutical Company, Ltd., a New York corporation (the "Company") and its subsidiaries, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. Stock options ("Options") granted under the Plan may, at the discretion of the granting authority, but need not, contain such terms as will qualify the Options as incentive stock options ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision thereto.

                  2. Administration of Plan. The Board of Directors (the "Board") or a committee appointed and maintained by the Board shall administer the Plan (the "Plan Administrator"). The Plan Administrator shall consist of at least three members who shall serve at the pleasure of the Board. The Board or the Plan Administrator shall have full power and authority: (i) to designate participants; (ii) to designate Options or any portion thereof as ISOs; (iii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iv) to accelerate the right of an optionee to exercise in whole or in part any previously granted Option; and (v) to interpret the provisions and supervise the administration of the Plan.

                  The Board or the Plan Administrator shall also have the authority to grant Options in its discretion to the holder of an outstanding Option, in addition to or in exchange for the surrender and cancellation of the outstanding Option, which additional or new Option may have a purchase price lower than provided in the outstanding Option and containing such other terms and conditions as the Board or the Plan Administrator may prescribe in accordance with the provisions of the Plan.

                  All decisions and selections made by the Board or the Plan Administrator pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or Plan Administrator shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Plan Administrator relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

                  Each member of the Board or the Plan Administrator shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as director or otherwise under the by-laws of the Company, any agreement, vote of stockholders or disinterested directors, or otherwise.

                  3. Designation of Participants. The persons eligible for participation in the Plan as recipients of Options shall include only directors of the Company and employees and non-employee consultants and advisors of the Company or any of its subsidiaries; provided that only employees of the Company or of any subsidiary of the

Company shall be eligible to be recipients of ISOs; and provided further that eligible consultants and advisors shall be only those who render bona fide services to the Company or any subsidiary, which services may not be in connection with the offer or sale of securities in a capital-raising transaction.

                  4. Stock Reserved for Plan. Subject to adjustment as provided in paragraph 6 hereof, a total of 4,200,000 shares of the Common Stock, $.0001 par value, of the Company ("Stock") shall be subject to the Plan. The shares subject to the Plan shall consist of unissued shares, and such number of shares shall be, and hereby is, reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any Option for any reason expire or be cancelled prior to its exercise or relinquishment in full, the shares theretofore subject to such Option may again be subjected to an Option under the Plan.

                  5. Option Price. (a) The purchase price of each share subject to an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns, directly or indirectly, more than 10% of the combined voting power of all classes of stock of the Company or of any subsidiary of the Company) of the Fair Market Value of such share (as defined in paragraph (b)) on the date the ISO is granted. The purchase price of each share subject to an Option or any portion thereof which is not designated by the Board or Committee as an ISO shall not be less than the Fair Market Value of such share on the date the Option is granted or the par value of the Company's Stock.

                  (b) The determination of the Fair Market Value of a share shall be made by the Board of Directors using such method as it determines to be reasonable in the circumstances unless the shares of Common Stock are listed or admitted for trading on a national securities exchange or on the National Association of Securities Dealers

Automated Quotation System ("NASDAQ") or, if not so listed or admitted, selling prices are quoted by the National Quotation Bureau, Inc. If listed or admitted, the Fair Market Value of the share shall be the closing sale price on:

             A.       the date of grant on:

                        (i) the national securities exchange, if listed or admitted on such exchange; or

                        (ii) if not so listed or admitted, on NASDAQ, if listed or admitted on NASDAQ; or

             B. if no sales have been effected on such date, the average of the closing sale prices on the most recent three trading days preceding the date of grant on the national securities exchange on which it is listed or admitted or on NASDAQ if not listed or admitted on an exchange or, if no such sales were effected on any of such markets during such three trading days, the Fair Market Value shall be the mean between the high bid and low asked prices on the exchange or NASDAQ on the date of grant, as the case may be.

             C. If the shares are traded in the over-the-counter market and not listed or admitted on NASDAQ, the Fair Market Value of a share shall be the mean between the high bid and low asked prices as quoted for the date of grant by the National Quotation Bureau in its "pink sheets" or equivalent record or publication or, if no bid prices are quoted on such date, the next preceding date to the date of grant for which a bid price is quoted.

                  (c) The option price shall be payable upon the exercise of the Option in cash, by check, or, at the option of the Board or the Committee, shares of the Company's stock (valued at their Fair Market Value) or other form satisfactory to the Board or the Committee.

                  (d) The proceeds of the sale of the Stock subject to an Option are to be added to the general funds of the Company and used for its corporate purposes.

                  6. Adjustments. (a) If the Company is reorganized, or merged or consolidated with another corporation while unexercised Options remain outstanding under the Plan, there shall be substituted for the shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of stock or other securities of the reorganized, or merged or consolidated corporation which were distributed to these stockholders of the Company in respect of such shares; provided, however, that all such Options may be exercised in full by the optionees as of the effective date of any such reorganization, merger or consolidation of the Company without regard to the installment exercise provisions of the Option, by the optionees' giving notice in writing to the Company of their intention to so exercise.


                  (b) If the Company is liquidated or dissolved while unexercised Options remain outstanding under the Plan, then all such outstanding Options may be exercised in full by the optionees as of the effective date of any such liquidation or dissolution of the Company without regarding to the installment exercise provisions of the Option, by the optionees' giving notice in writing to the Company of their intention to so exercise.

                  (c) If the outstanding shares of Stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, extraordinary dividend payable in stock of a corporation other than the Company, or otherwise in cash, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of shares subject to this Plan and subject to any outstanding Options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock.

                  7. Term and Exercise of Options. (a) The Option Agreement evidencing the Option shall set forth the terms of the Option, including the period during which it must be exercised, except that no Option may be exercisable after the expiration of 10 years from the date of grant or, if granted to a person who owns more than 10% of the voting stock of the Company at the time of grant, after the expiration of five years from the date of grant.

                  (b) Options granted under the Plan shall not be transferable by optionees other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by that optionee.

                  (c) Options granted to the Company's employees or directors may not be exercised after the termination of the term of employment of the employee or, if the optionee is a non-employee director, after service as a director, unless (I) prior to the date of termination of employment or service, the Board or the Plan Administrator shall authorize, in the relevant Option Agreement or otherwise, an extension of the term of all or part of the Option beyond the date of such termination for a period not to exceed the period during which the Option by its terms would otherwise have been exercisable,
(ii) termination of employment is without cause of the optionee, in which event any Option still in force and unexpired may be exercised within a period of 90 days from the date of such termination, but only with respect to the number of shares purchasable at the time of such termination, or (iii) termination is the result of death or disability, in which event any Option still in force and unexpired may be exercised in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of termination. An Option held by a non-employee consultant or advisor which is still in force and unexpired on the date of such person's death may be exercised by such person's legal representative in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of death.

                  (d) The holders of Options shall not be or have any of the rights or privileges of stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until, following exercise, certificates representing such shares shall have been issued by the Company to such holders.

                  (e) Any form of Option Agreement authorized by the Plan may contain such other provisions as the Board or the Plan Administrator may, from time to time, deem advisable. Without limiting the foregoing, the Board or the Plan Administrator may, with the consent of the optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the shares at the date of such cancellation subject to the portion of the Option so cancelled over the aggregate purchase price of such shares, (ii) the issuance or transfer to the optionee of shares of Stock with a Fair Market Value at the date of such transfer equal to any such excess, or
(iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board or the Plan Administrator in its sole discretion.

                  (f) Options shall be exercised by the optionee by giving written notice to the Company, which exercise shall be effective upon receipt of such notice by the Secretary of the Company at its principal office. The notice shall specify the number of shares with respect to which the Option is being exercised.

                  8. Maximum ISO Award. The aggregate Fair Market Value of Stock (determined as of the date of the grant of options) with respect to which ISOs are exercisable for the first time by any optionee during any calendar year shall not exceed the limitation provided under Section 422 of the Code or any successor provision thereto.

                  9. Purchase for Investment. Unless shares of Stock covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company reserves the right to appropriately legend certificates evidencing the shares issuable upon exercise that the shares may not be sold or transferred until they are registered under the Act or transferred in a transaction exempt from registration thereunder and to place stop transfer orders on their records as to such shares.

                  10. Termination of Plan. The Plan shall be effective as of August 1, 1993 and shall terminate on a date 10 years thereafter.

                  11. Amendments or Termination. The Board may amend, alter, or discontinue the Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option theretofore granted without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders of the Company, would:

                  (a) Increase the total number of shares reserved for the purposes of the Plan, except as is provided in Section 6, or decrease the option price provided in

Section 5, or change the class of persons eligible to participate in the Plan as provided in Section 3; or

                  (b)      Extend the option period provided for in Section 7.

                  12. Government Regulations. The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares or cash under such Options, shall be subject to all applicable laws, rules, and regulations, including the registration of the shares under to the Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  13. Governing Law. This Plan shall be deemed made in the State of New York and shall be governed by and construed and enforced in accordance with the laws of such State applicable to contracts made and to be performed in such State, without giving effect to the principles of conflict laws.

                                                                     ANNEX C


                       PANAX PHARMACEUTICAL COMPANY LTD.
                       1997 CONSULTANT STOCK OPTION PLAN


         1. Purpose of Plan. The Panax Pharmaceutical Company Ltd. 1997 Consultant Stock Option Plan (the "Plan") is intended as an incentive to attract and retain persons of training, experience and ability as consultants and advisors to Panax Pharmaceutical Company Ltd. (the "Company") and its subsidiaries, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

         2. Administration of Plan. The Board of Directors of the Company (the "Board") or a Stock Option Committee (the "Committee") appointed and maintained by the Board shall have the power to administer the Plan. The Committee shall consist of at least two members who shall serve at the pleasure of the Board. The Board or the Committee shall have full power and authority: (i) to designate participants; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an optionee to exercise in whole or in part any previously granted Option; and (iv) to interpret the provisions and supervise the administration of the Plan.

                  The Board or the Committee shall also have the authority to grant Options in its discretion to the holder of an outstanding Option, in addition to or in exchange for the surrender and cancellation of the outstanding Option, which additional or new Option may have a purchase price lower than provided in the outstanding Option and containing such other terms and conditions as the Board or the Committee may prescribe in accordance with the provisions of the Plan and as agreed to by the Optionee.

                  All decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

                  Each member of the Board or Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as director or otherwise under the by-laws of the Company, any agreement, vote of stockholders or disinterested directors, or otherwise.

         3. Designation of Participants. The persons eligible for participation in the Plan as recipients of Options shall include only consultants and advisors to the

Company or any of its subsidiaries; and provided that eligible consultants and advisors shall be only those who render bona fide services to the Company or any subsidiary, which services may not be in connection with the offer or sale of securities in a capital-raising transaction. Employees of the Company are not eligible to participate in the Plan.

         4. Stock Reserved for Plan. Subject to adjustment as provided in paragraph 6 hereof, a total of 2,500,000 shares of the Common Stock, $.001 par value, of the Company ("Stock") shall be subject to the Plan. The Stock subject to the Plan shall consist of unissued shares, and such number of shares shall be, and hereby is, reserved for sale for such purpose. Any of such Stock which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option for any reason expire or be cancelled prior to its exercise or relinquishment in full, the Stock theretofore subject to such Option may again be subjected to an Option under the Plan.

         5.       Option Price.

                  (a) The purchase price of each share subject to an Option shall be determined by the Board of Directors but shall not be less than the par value of the shares.

                  (b) The option price shall be payable upon the exercise of the Option in cash, by check, or, at the option of the Board or the Committee or as otherwise permitted by the Option Agreement, shares of the Company's stock (valued at their Fair Market Value) or other form or value satisfactory to the Board or the Committee.

               (c) Fair Market Value on the date of the exercise shall be:

                  (i) if the shares of Common Stock are listed or admitted for on a national securities exchange or if not listed or trading on an exchange, on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing sales price of shares of the Common Stock on such date; or

                  (ii) If no sales have been effected on such date, the average of the closing sale prices on the most recent three trading days preceding the date of exercise on the national securities exchange on which it is listed or admitted or on NASDAQ if not listed or admitted on an exchange or, if no such sales were effected on any of such markets during such three trading days, the Fair Market Value shall be the mean between the high bid and low asked prices on the exchange or NASDAQ on the date of exercise, as the case may be; or

                  (iii) If the shares are traded in the over-the-counter market and not listed or admitted on NASDAQ, the mean between the high bid and low asked prices as quoted on the date of exercise on the Over-The-Counter Bulletin Board by the National Association of Securities Dealer Inc. or, if no bid prices are quoted on such date, the next preceding date to the date of grant for which a bid price is quoted.

                  (d) The proceeds of the sale of the Stock subject to an
               Option are to be added to the general funds of the Company and used for its corporate purposes.

         6.  Adjustments.

                  (a) In the case of any reorganization of the Company or reclassification or recapitalization of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision of combination) or in the case of any consolidation of the Company with, or merger of the Company into another corporation, or in the case of any sale, lease, transfer or conveyance of all, or substantially all, of the assets of the Company, then, as a part of such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, provision shall be made so that the Optionee shall thereafter be entitled to receive upon exercise hereof the number of shares of stock, warrants, or other securities, property or other assets of the Company, or of the successor corporation resulting from such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, to which a holder of that number of shares of Stock deliverable upon the exercise of Options previously granted hereunder would be entitled on such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance as if such Options had been exercised in full immediately prior to the effectiveness of such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, subject to further adjustment as provided for in such Option agreements; provided, however, that any unexercised Options may be exercised in full by the Optionees at any time prior to the effective date of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, by giving written notice to the Company.

                  (b) In case, prior to the expiration of the Options by exercise or by their terms, the Company shall at any time make any distribution of its assets to holders of its Common Stock as a liquidating or partial liquidating dividend by way of return of capital or otherwise (other than as either a cash dividend payable out of any surplus legally available for the payment of dividends under the laws of the State of New York or as a stock dividend) or the Company is dissolved, then upon receipt of any Stock upon exercise of such Option after the date of record for the determination of holders of Common Stock entitled to such distribution of assets, the Optionee shall also be entitled to receive, in addition to the Stock, the amount of such assets or dividend which the Optionee would have received had it been the holder of record on the record date for the determination of those entitled to such distribution of such assets; provided that any unexercised Options may be exercised in full by the Optionee at any time prior to the effective date of any such liquidating dividend or dissolution by giving written notice to the Company.

                  (c) If the outstanding shares of Common Stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, extraordinary dividend payable in stock of a corporation other than the Company, or otherwise in cash, or any like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Stock subject to this Plan and subject to any outstanding Options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares of Stock without changing the aggregate option price; provided, however, that no adjustment shall be made by reason of the distribution of a subscription right on outstanding stock.

                  (d) The Board of Directors or the Committee may provide in the Option Agreement for other adjustments.

         7.       Term and Exercise of Options.

                  (a) The Option Agreement evidencing the Option shall set forth the terms of the Option, including the period during which it must be exercised, except that no qualifies as an "incentive stock option" under the applicable provision of the Internal Revenue Code (the "Code") may be exercisable after the period, if any, prescribed in the Code.

                  (b) Options granted under the Plan shall not be transferable by optionees other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by that optionee.

                  (c) An Option which is still in force and unexpired on the date of such person's death may be exercised by such person's legal representative in whole or in part during the period designated in the Option Agreement.

                  (d) The holders of Options shall not be or have any of the rights or privileges of stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until, following exercise, certificates representing such shares shall have been issued by the Company to such holders.

                  (e) Any form of Option Agreement authorized by the Plan may contain such other provisions as the Board or the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Board or the Committee may, with the consent of the optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Stock at the date of such cancellation subject to the portion of the Option so cancelled over the aggregate exercise price of such shares, (ii) the issuance or transfer to the optionee of shares of Stock with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board or the Committee in its sole discretion.

                  (f) Options shall be exercised by the optionee by giving written notice to the Company, which exercise shall be effective upon receipt of such notice by the Secretary of the Company at its principal office or as otherwise provided in the Option Agreement. The notice shall specify the number of shares with respect to which the Option is being exercised.

         8. Purchase for Investment. Unless shares of Stock covered by the plan have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company reserves the right appropriately to legend certificates evidencing the shares of Stock issuable upon exercise, that the such Stock may not be sold or transferred until they are registered under the 1933 Act or transferred in a transaction exempt from registration thereunder and to place stop transfer orders on their records as to such shares.

         9. Termination of Plan. The Plan shall be effective as of February 14, 1997 and shall terminate on a date 10 years thereafter. The termination of the Plan shall not affect any Option previously granted under the Plan.

         10. Amendments. The Board may amend or alter the Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option theretofore granted without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders of the Company, would increase the total number of shares reserved for the purposes of the Plan, except as is provided in Section 6.

         11. Government Regulations. The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares or cash under such Options, shall be subject to all applicable laws, rules, and regulations, including the registration of the shares under the 1933 Act, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         12. Governing Law. This Plan shall be deemed made in the State of New York and shall be governed by and construed and enforced in accordance with the laws of such State applicable to contracts made and to be performed in such State, without giving effect to the principles of conflict of laws.